                                                            EXHIBIT 99(b)(5)


STRICTLY CONFIDENTIAL
--------------------------------------------------------------------------------
PRESENTATION TO



NORWOOD PROMOTIONAL
PRODUCTS, INC.



December 5, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------


     1. Executive Summary

     2. Summary of Indicative Terms
        - Senior Credit Facility
        - Senior Subordinated Notes
        - PIK Preferred Stock with Warrants

     3. Transaction Structure and Issues to Consider


     Appendices
     ----------
     A. Recent Stock Price and Earnings Performance
     B. Valuation Analysis
     C. Detailed Financial Models
        -Base Case
        -Initial Case
     D. Comparable Company Public Multiples Analysis
     E. Comparable Company Acquisition Multiples Analysis



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                               EXECUTIVE SUMMARY

-------------------------------------------------------------------------------
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EXECUTIVE SUMMARY
-------------------------------------------------------------------------------


o Merrill Lynch & Co. ("Merrill Lynch") reviewed the feasibility of a leveraged recapitalization (the "Recapitalization") for Norwood Promotional Products, Inc. ("Norwood")

o    Initial constraints included:

     -    $20 per share purchase price of public shares (4.02 million shares)
     - Financing for the Recapitalization to be provided through debt markets only
     -    All existing bank debt to be refinanced
     -    EBITDA for the twelve months ended November 30, 1997 of $23.2 million
     - Adjusted EBITDA (including the full year earnings from Wesburn Golf and adjustment for public company related expenses) of $27.1 million

o    The sources and uses of funds for the Initial Case are as follows:

             USES OF FUNDS                            SOURCES OF FUNDS
-------------------------------------      ------------------------------------
Purchase of Equity             $ 80.4      Revolving Credit Facility     $  2.8
Refinance Existing Debt          56.3      A Term Loan                     40.0
Estimated Fees and Expenses       6.1      Senior Subordinated Notes      100.0
                               ------                                    ------
   Total Uses of Funds         $142.8         Total Sources of Funds     $142.8
                               ======                                    ======

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EXECUTIVE SUMMARY
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Review of Initial Case

     o    Pro forma credit statistics:

                                                                   PRO FORMA
                                                              TWELVE MONTHS ENDED
                                                               NOVEMBER 30, 1997
                                                             ---------------------
                    EBITDA/Total Interest Expense                     1.7x
                    EBITDA-CapEx/Total Interest Expense               1.4x
                    Total Debt/EBITDA                                 6.2x
                    Total Debt/Total Book Capitalization            126.3%

     o    Comments:

          * Coverage ratio (EBITDA/Total Interest Expense) at low-end of leveraged buyout structures

          * Leverage ratio (Total Debt/EBITDA) limits future financial flexibility

          *    Rating agency concern over substantial negative book equity

          * Credit for adjusted EBITDA in credit statistics is dependent on ability of adjustments to stand up to scrutiny by underwriters, counsel and prospective investors


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EXECUTIVE SUMMARY
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Description of Base Case

     o An alternative scenario ("Base Case") preserves Norwood's liquidity and financial flexibility

          * Financing for the Recapitalization includes $20 million of contributed equity either in the form of common equity or pay-in-kind preferred stock with warrants

     o    The sources and uses of funds for the Base Case as follows:

               USES OF FUNDS                                SOURCES OF FUNDS
     ---------------------------------------     ----------------------------------------
     Purchase of Equity            $ 80.4         Revolving Credit Facility       $  0.0
     Refinance Existing Debt         56.4         A Term Loan                       25.0
     Estimated Fees and Expenses      6.1         Senior Subordinated Notes        100.0
     Excess Cash                      2.2         Equity Contribution               20.0
                                   ------                                         ------
       Total Uses of Funds         $145.0           Total Sources of Funds        $145.0
                                   ======                                         ======

     o    Pro forma credit statistics:

                                                           PRO FORMA
                                                       TWELVE MONTHS ENDED
                                                        NOVEMBER 30, 1997
                                                       --------------------
          EBITDA/Total Interest Expense                        1.9x
          EBITDA-CapEx/Total Interest Expense                  1.6x
          Total Debt/EBITDA                                    5.4x
          Total Debt/Total Book Capitalization               108.5%




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EXECUTIVE SUMMARY
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Review of Base Case

     o    Capital structure in Base Case is consistent with strategic objectives

          * Provides Senior Debt capacity as "dry powder" to make opportunistic acquisitions

          * Appears to strike balance between cost of capital and financial flexibility

     o Attractive market conditions in the high yield sector permits aggressive financing at attractive levels

     o    Norwood's guidelines for an optimal capital structure should consider:

          *    Free cash flow available for debt amortization

          * Realization of anticipated synergies and cost savings from completed acquisitions

          *    The likelihood of material future acquisitions and timing

     o Clearly, a critical consideration in the transaction is the form of the equity component of the capital structure, as discussed on the following page



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EXECUTIVE SUMMARY
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Review of Equity Contribution

     o Depending on management's objectives, we would recommend that all forms of equity be committed prior to announcement of the acquisition of the Company

     o The following issues should be considered in the determination of the appropriate form of equity contribution:

          *    total number of common shares offered

          *    impact on pricing and execution of subordinated debt

          *    the universe of potential buyers

          *    degree of negotiation by investors

          *    break-up fees

          *    required returns




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EXECUTIVE SUMMARY
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M & A Considerations

     o The management team and its advisors must have confidence that the offer price for the shares of NPPI will be deemed by a Special Committee formed by the Company's Board of Directors and its advisor to be within a range of fairness after a thorough review has been made of the Company

     o   Determination of the fair value of the Company will be difficult

         * acquisitions of comparable companies are primarily those made by Norwood and are small with little publicly disclosed financial information

         *    few publicly traded comparable companies exist

         * valuation is therefore to be determined primarily by the discounted cash flow valuation

     o It is likely that the Company will be "put in play" on announcement of tender

         * while the value of the Company will be limited without the current management team, several potential buyers with deep pockets may have an interest in acquiring the Company

         * it will clearly be prudent to be prepared for the event that a new buyer emerges



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EXECUTIVE SUMMARY
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Next Steps



     o Determine appropriate capital structure and form of equity contribution

     o    Engage financial advisors

     o    Identify and approach appropriate equity investors

     o    Establish timetable and responsibility schedule

     o    Detailed organizational meeting and commence due diligence

     o Initial approach to Board of Directors to form Special Committee of independent directors

     o    Prepare filing documents




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                          SUMMARY OF INDICATIVE TERMS

--------------------------------------------------------------------------------
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SUMMARY OF INDICATIVE TERMS
-------------------------------------------------------------------------------
Summary of Economic Terms

(Dollars in Millions)




                                                                                          SENIOR EXCHANGEABLE
                                                               SENIOR                     PIK PREFERRED STOCK
                       SENIOR CREDIT FACILITY             SUBORDINATED NOTES                 WITH WARRANTS
                    -----------------------------      -------------------------       -------------------------
AMOUNT:                        $50                              $100                            $20

FACILITY:           $25 Revolving Credit Facility                --                              --
                           $25 A Term Loan

ASSUMED RATINGS:               B1/B+                            B3/B-                           NA

MATURITY:              Revolving Credit: 6 years              10 Years                        12 Years
                          A Term Loan: 6 years

SECURITY:                   Stock/Assets                        None                            None

CALL FEATURES:             Anytime at Par                     Non-Call 5                      Non-Call 5

INITIAL PRICING(a):           LIBOR+                            Coupon                          Coupon
                    -----------------------------      -------------------------       -------------------------
                    Revolving Credit                         9 3/4% - 10%              Greater of:
                     Facility:            250 bps                                        o   12% area
                    A Term Loan:          250 bps                                        o   225 bps over Senior
                                                                                             Subordinated Notes
                                                                                               Warrants
                                                                                       -------------------------
                                                                                         12.5%-15.0% of Company
                                                                                        (Sufficient to result in
                                                                                          an IRR of 25%-27%)

------------------
(a) Subject to market conditions at time of pricing.


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SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Credit Facility


-------------------------
BORROWER                     Norwood Promotional Products, Inc. (the
                             "Company").

-------------------------
ARRANGER                     Merrill Lynch & Co.

-------------------------
LENDERS Merrill Lynch Capital Corporation ("Merrill Lynch") and a syndicate of lenders acceptable to the Company and Merrill Lynch.

-------------------------
CREDIT FACILITIES            See "Summary of Economic Terms."

-------------------------
SECURITY Fully secured by (i) a perfected first priority lien on, and pledge of, all the capital stock of the Company and its existing (if applicable) and hereafter created subsidiaries and (ii) perfected first priority liens on, and security interests in, all tangible and intangible properties and assets of the Company and its existing (if applicable) and hereafter created or acquired subsidiaries.

-------------------------
GUARANTEES                   The Senior Credit Facility will be guaranteed by
                             all direct and indirect subsidiaries of the Company (existing, if applicable, or hereafter created or acquired) on a senior secured basis.

-------------------------
USE OF PROCEEDS              Borrowings under the Term Loan Facilities will be
                             used to finance a portion of the funds necessary to effect the Recapitalization, refinance existing indebtedness, and provide funds for general corporate purposes.

-------------------------
INTEREST RATE                Interest will be based, at the option of the
                             Company, on one, three, or six month LIBOR plus the applicable margins or Alternate Base Rate
                             ("ABR") plus the applicable margin. For rates, see
                             "Summary of Economic Terms." Interest shall be payable at the end of each interest period and, in any event, at least every three months or 90 days, as the case may be. The default rate will be the applicable interest rate per annum plus 200 bps per annum. Subsequent to the six month anniversary of the Closing Date, the applicable margin or the Revolving Credit Facility and Term Loan A shall be based on a Total Debt/EBITDA performance grid.


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SUMMARY OF INDICATIVE TERMS
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Senior Credit Facility (cont'd)


-------------------------
COMMITMENT FEES              Prior to the Closing Date, a commitment fee of
                             0.50% per annum shall accrue on the aggregate amount of the Senior Credit Facility. On and after the closing date, 0.50% per annum shall accrue on the unused portion of the Revolving Credit
                             Facility, payable quarterly in arrears.

-------------------------
MATURITY AND AMORTIZATION

                                      FACILITY                  MATURITY             AMORTIZATION
                              -------------------------         --------       --------------------------
                              Revolving Credit Facility         6 Years        Bullet maturity
                              A Term Loan                       6 Years        Over the life of the loan; exact
                                                                               amounts to be determined

-------------------------
AVAILABILITY                 The Term Loans will be funded with a single draw
                             at closing. Revolving Credit loans will be available subject to compliance with certain customary conditions on and after the closing date and prior to the Revolving Credit Facility maturity date.

-------------------------
MANDATORY PREPAYMENTS        The Term Loans shall be prepaid with (i) 75% of
                             excess cash flow, (ii) 100% of net cash proceeds from asset sales, (iii) 100% of net cash proceeds from the issuance of debt and (iv) 50% from the issuance of equity.

-------------------------
OPTIONAL PREPAYMENTS         Optional prepayments are permitted at any time, in
                             whole or in part, at the option of the Company, at par, subject to LIBOR breakage and/or redeployment costs.

-------------------------
CONDITIONS PRECEDENT         Usual and customary conditions including, but not
                             limited to:

                             Satisfaction with all documentation; satisfaction with the capital and legal structure; absence of material adverse change; or material adverse change in financial or syndication markets.

                             Satisfaction with the continuing due diligence investigation including, but not limited to, historical, pro forma and projected financial statements, legal, tax, accounting, and environmental issues.

                             Satisfaction with results of a third party solvency opinion.


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SUMMARY OF INDICATIVE TERMS
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Senior Credit Facility (cont'd)


-------------------------
REPRESENTATIONS AND          Usual and customary for transactions of this type,
WARRANTIES                   including, but not limited to, no Default or Event
                             of Default; absence of material adverse change;
                             compliance with laws; solvency; no conflicts with laws; charter documents or agreements; ownership of properties; and absence of liens and security interests.

-------------------------
AFFIRMATIVE COVENANTS        Usual and customary for transactions of this type,
                             including but not limited to, compliance with laws; performance of obligations; maintenance of properties in good repair; maintenance of appropriate and adequate insurance; inspection of books and properties; payment of taxes and other liabilities; maintenance of interest rate protection; notice of defaults; true and complete disclosure, validity and perfection of security interests, and delivery of financial statements, financial projections and compliance certificates.

-------------------------
NEGATIVE COVENANTS           Usual and customary for transactions of this type,
                             including, but not limited to, limitations on indebtedness, liens (including negative pledges), sale-leaseback transactions, loans, investments, transaction with affiliates, joint ventures, contingent obligations, restricted payments, mergers, acquisitions, consolidations, asset sales, creation of subsidiaries, capital expenditures, and changes in business conducted.

-------------------------
FINANCIAL COVENANTS          Usual and customary for transactions of this type,
                             including, but not limited to, maximum total leverage, minimum interest coverage, and minimum fixed charge coverage.

-------------------------
RELATED BUSINESS             Acquisitions of business entities shall be subject
ACQUISITIONS                 among others to the following requirements: (i)
                             pro forma covenant compliance, (ii) no default or Event of Default existing or arising from the transactions, (iii) cash acquisitions shall be in the same or substantially similar type of business as existing businesses of the Borrower; (iv) pledge of all assets acquired and (v) mutually agreed upon dollar cap per transactions as well as an aggregate cap.

-------------------------
EVENTS OF DEFAULT            Usual and customary for transactions of this type,
                             including, but not limited to, nonpayment of principal, interest, fees or other amounts when due; default of principle agreements; violation of covenants; failure of any representation or warranty to be true in all material respects;
                             cross-default and cross-acceleration; change in control; bankruptcy; material judgments; ERISA events; and invalidity of loan documents, security interests, or guarantees.


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SUMMARY OF INDICATIVE TERMS
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Senior Credit Facility (cont'd)


-------------------------
ASSIGNMENTS AND              Lenders shall be permitted to assign and
PARTICIPATIONS               participate in loans, notes and commitments. Non
                             pro-rata assignments of loans, notes, and commitments of the Senior Credit Facility shall be permitted. Each assignment shall be in a minimum amount to be determined or proportionately smaller as the Senior Credit Facility is reduced.
                             Assignments through novation or otherwise shall be permitted with the Company's consent (not to be unreasonably withheld or delayed). Intra-syndicate assignments shall be permitted in any amount without the Company's consent. Participations shall be permitted without restriction.

-------------------------
PROVISIONS OF                An underwriting commitment of the Senior Credit
UNDERWRITING COMMITMENT      Facility by Merrill Lynch & Co., including any
                             affiliates or subsidiaries ("Merrill Lynch") would be subject to, among other items, approval of Merrill Lynch's Leverage Transaction Commitment
                             Committee, completion of Merrill Lynch's credit, legal, accounting and business due diligence, absence of a material adverse change with respect to the Borrower; absence of material adverse change with respect to financial or capital market conditions and satisfactory documentation.


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SUMMARY OF INDICATIVE TERMS
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Senior Subordinated Notes


-------------------------
ISSUER                       Norwood Promotional Products, Inc. (the "Company").

-------------------------
ISSUE                        Senior Subordinated Notes (the "Notes").

-------------------------
PRINCIPAL AMOUNT             See "Summary of Economic Terms".

-------------------------
MATURITY                     2008 (10 years).

-------------------------
INDICATIVE COUPON            See "Summary of Economic Terms".

-------------------------
INTEREST PAYMENT DATES       Semi-annual; interest paid in cash in arrears.

-------------------------
RANKING The Notes will be senior subordinated obligations of the Company and will be subordinated in right of payment to all existing and future senior indebtedness of the Company.

-------------------------
MANDATORY REDEMPTION         None.

-------------------------
OPTIONAL REDEMPTION          The Notes will be redeemable, at the option of the
                             Company, in whole or in part, anytime on or after _____ 2003 (five years from the date of issuance), at a premium to par, declining thereafter ratably to par in year eight, together with accrued and unpaid interest, if any, to the redemption date.


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SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Subordinated Notes (cont'd)


-------------------------
OPTIONAL REDEMPTION UPON     On or before _____, 2001 (three years after the
A PUBLIC EQUITY OFFERING     date of issuance), the Company may redeem up to
                             30% (to be determined based on size of offering amount) of the principal amount of the Notes originally issued at a percentage of par (exact price to be determined at the time of pricing), together with accrued and unpaid interest, if any, to the redemption date, with the net proceeds of one or more Public Equity Offerings; provided, however, that in no event will the principal amount of the Notes outstanding be less than $___ million (to be determined based on size of offering amount) after consummating such redemptions.

-------------------------
SECURITY                     None.

-------------------------
CHANGE IN CONTROL            In the event of a Change in Control (to be
                             defined), each holder of Notes may require the Company to repurchase such holder's Notes at 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the repurchase date.

-------------------------
INCURRENCE COVENANTS         Covenants may include, but not be limited to, the
                             following:

                                -- Limitation on Additional Indebtedness;
                                -- Limitation on Restricted Payments;
                                -- Limitation on Transactions with Affiliates; -- Limitation on Liens;
                                -- Limitation on Dividends and other Payment
                                   Restrictions Affecting Subsidiaries;
                                -- Limitation on Disposition of Proceeds of
                                   Asset Sales;
                                -- Limitation on Mergers, Consolidations or
                                   Sale of Substantially All Assets;
                                -- Limitation on Guarantees of Indebtedness;
                                -- Limitation on Certain Other Senior
                                   Subordinated Indebtedness; and
                                -- Provision of Financial Statements.

-------------------------
EVENTS OF DEFAULT            As are customary for transactions of this nature.



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SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Exchangeable PIK Preferred Stock with Warrants

-------------------------
ISSUER                       Norwood Promotional Products, Inc. (the "Company").

-------------------------
GROSS PROCEEDS               $20 million.

-------------------------
SECURITIES                   200,000 shares of Senior Exchangeable PIK
                             Preferred Stock (the "Preferred Stock") with warrants to purchase shares of common stock of the Company (the "Warrants").

-------------------------
LIQUIDATION PREFERENCE       $100 per share.

-------------------------
MANDATORY REDEMPTION         12 years (2010).

-------------------------
USE OF PROCEEDS              To provide a portion of the financing for the
                             acquisition of the Company.

-------------------------
DIVIDEND(a)                  The greater of 12% area per annum or 225 bps over
                             the coupon of the Senior Subordinated Notes due
                             2008, payable quarterly in kind.

-------------------------
NUMBER OF WARRANTS(a)        The Warrants will be exercisable for approximately
                             12.5% - 15.0% of the common stock of the Company on a fully diluted basis as of the date of issuance after giving effect to such issuance, to result in an IRR through year five to the Preferred Stock holders of approximately 25% - 27%.

-------------------------
WARRANT EXERCISE             The Warrants will be exercisable at any time prior
                             to mandatory redemption.

-------------------------
WARRANT EXERCISE PRICE       Each Warrant entitles the holder thereof to
                             purchase ___ share(s) of common stock at the exercise price of $0.01 per share, subject to certain adjustments.

-------------------------
WARRANT EXPIRATION           The Warrants will expire upon the mandatory
                             redemption of the Preferred Stock.

-------------------------
RANKING The Preferred Stock will be senior to all present and future classes of equity securities.

----------
(a) Subject to market conditions at the time of pricing.


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SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Exchangeable PIK Preferred Stock with Warrants (cont'd)


-------------------------
DIVIDENDS                    Dividends will be payable quarterly. Prior to five
                             years after the issue date, dividends may, at the option of the Company, be paid by issuing additional shares of Preferred Stock with an aggregate liquidation preference equal to the amount of such dividends.

-------------------------
CHANGE IN CONTROL            Upon the occurrence of a Change in Control, the
                             Company must make an offer to purchase all outstanding Preferred Stock at 101% of the liquidation preference, plus all accrued and unpaid dividends, if any, to the purchase date.

-------------------------
OPTIONAL REDEMPTION          The Preferred Stock will be redeemable at the
                             option of the Company, in whole or in part, at any time on or after ____ 2003 (five years from the date of issuance) at a premium to the aggregate liquidation preference amount, with the premium declining ratably to 100% of the aggregate liquidation preference amount on ____ 2006 (eight years from the date of issuance), in each case, together with accrued and unpaid interest, if any, to the redemption date.

-------------------------
OPTIONAL REDEMPTION UPON     Upon a Public Equity Offering (as defined)
AN EQUITY OFFERING           occurring on or before the third anniversary of
                             the sale of the Preferred Stock, the Company may redeem up to 100% of the Preferred Stock, at a premium (to be determined at the time of pricing) of the liquidation preference, plus accrued and unpaid dividends, if any, to the redemption date.

-------------------------
EXCHANGE PROVISION           The Preferred Stock will be exchangeable at the
                             option of the Company into Junior Subordinated
                             Notes due 2009 pursuant to the covenants contained in the Senior Subordinated Notes due 2008.

-------------------------
CERTAIN COVENANTS            The Preferred Stock will have covenants consisting
                             substantially of the following:

                             Limitation on Payments on any Junior or Parity Securities;
                             Limitation on Indebtedness;
                             Limitation on Mergers, Consolidations or Sale of Substantially All Assets; and
                             Provision for Financial Reporting.


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SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Exchangeable PIK Preferred Stock with Warrants (cont'd)


-------------------------
VOTING RIGHTS                The Preferred Stock will be non-voting, except as
                             otherwise required by law and except in certain circumstances described herein, including (i) amending certain rights of the holders of the Preferred Stock and (ii) the issuance of any class of equity securities that ranks senior to or, in certain circumstances, on a parity with the Preferred Stock. In addition, if: (i) the Company fails to pay dividends in cash or, to the extent permitted, by the issuance of additional Preferred
                             Stock in respect of six or more quarters in the aggregate (whether or not consecutive); (ii) the Company fails to make an Offer to Purchase (as defined) upon a Change of Control; or (iii) the Company fails to comply with the covenants contained in the Certificate of Designations or make certain payments on its indebtedness, holders of a majority of the outstanding Preferred Stock, voting as a class, will be entitled to elect a number of directors of the Company equal to the lesser of two directors or that number of directors constituting at least 25% of the board of directors of the Company.


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                  TRANSACTION STRUCTURE AND ISSUES TO CONSIDER


--------------------------------------------------------------------------------

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------
Introduction

     o The assumed transaction structure is a cash tender offer for shares not currently owned by Norwood management

     o If, as a result of the transaction, Norwood management own substantially all of the issued and outstanding equity securities of Norwood, the transaction will be deemed a "going private" transaction (a Rule 13e-3 transaction), and the buyer will be required to make Rule 13e-3 and Rule 13e-4 disclosure filings with the SEC

     o    SEC filings require certain disclosures related to the transaction:

          * Details of any transactions between Norwood management or any other affiliate over the two fiscal years preceding the transaction with a value greater than 1% of Norwood's sales

          * Details of any merger discussions regarding Norwood over two fiscal years preceding the transaction

          * Future plans regarding any merger, reorganization or material change in policy for Norwood

          * Purpose for the transaction, any alternatives considered and effects of the transaction on the buyer, Norwood and minority shareholders

          * Statement as to whether the filing entity believes the transaction is fair or unfair to minority shareholders and a discussion of the material factors upon which this belief is based

          * Disclosure of any reports, opinions or appraisals that are materially related to the transaction



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                                                                              18

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------

o The likelihood of litigation on behalf of minority shareholders in any "going private" transaction is high

o    Special Committee:

     * Litigation risk to directors may be reduced by appointment of a Special Committee comprised of Norwood independent directors to evaluate and approve the transaction and to assure that the transaction is negotiated at arm's length and a fair price is received by minority shareholders

     * Approval by Special Committee is an important factor in determining procedural fairness under entire fairness test

o    A summary of Norwood's current Board of Directors follows on the next page.




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                                                                              19

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------
Board of Directors

DIRECTOR                 COMPANY AND POSITIONS HELD                                  DIRECTOR SINCE         INDEPENDENT
---------------------    -----------------------------------------------------       --------------        -------------
Frank P. Krasovec        Chairman and Chief Executive Officer of Norwood                  1989                   No
                         Promotional Products. Also serves as Chairman of
                         Littlefield Real Estate Company and manages other
                         personal investments.

Robert L. Seibert        Director of Norwood Promotional Products since                   1989                   Yes
                         October 1989 and was a director of Norwood
                         Products, Inc. from December 1988 to October 1989.
                         Since 1978, he has served as a director of Advertising
                         Unlimited, Inc., a supplier of promotional product
                         calendars and served as its Chairman from 1978 to
                         December 1994. Mr. Siebert has also been a director of
                         Northstar Guaranty since 1992.

John H. Wilson III       Has served as President of the U.S. Equity Corporation,          1991                   Yes
                         a private venture capital company, since April 1983.
                         Mr. Wilson is also a director of Capital Southwest Corp.,
                         Whitehall Corp., Encore Wire Corporation and Palm Harbor Homes.

John H. Josephson        Has been employed by Allen & Company Incorporated since          1993                   Yes
                         August 1987 and has been a director of that firm since
                         February 1995. Mr. Josephson is also a director of Medical
                         Resources, Inc., OFI Holdings, Inc., SESAC Holdings, Inc.
                         and Virgol Servicos de Conveniencia, SA.

Harold Holland           Founder of ArtMold Products Corporation in 1960 and served       1994                   No
                         as its President and Chairman until July 1994, when ArtMold was acquired by Norwood Promotional Products.

Roy D. Terracina         Owner and chief executive officer of Sterling Foods, Inc.        1996                   Yes
                         from 1984 until he sold the company in 1993. He is currently a partner of Jungle Labs, a supplier of chemicals to the pet industry. Mr. Terracina is also a director of Texas Commerce
                         Bank, National Association, United Services Advisors, Inc.
                         and Mesirow Partners.




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                                                                              20

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
-------------------------------------------------------------------------------

o A fairness opinion is typically required on behalf of Norwood's minority shareholders

     *    A key element of the transaction

     * Based on a thorough valuation by the financial advisors to the Special Committee

o Among other things, in determining the fairness of any proposed offer for Norwood, the Special Committee will likely review:

     *    Company's financial projections

     *    Public trading multiples of comparable companies

     *    Acquisition multiples of comparable companies

     *    Historical trading levels of Norwood stock

     *    Potential strategic buyers of Norwood

     *    Other "going private" transactions


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                                                                             21

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------
Timetable Summary
(assumes a friendly cash tender offer transaction, may vary depending on the transaction structure)

Weeks 1-2                          Preliminary matters, including engagement by
                                   Norwood Management of advisors, due
                                   diligence, review of regulatory issues,
                                   financing structure, tender offer
                                   preparations

Weeks 3-6                          Approach Norwood Board of Directors, form
                                   special committee, engagement of separate advisors for special committee, prepare tender offer documents (Schedule 13e-4, Offer to Purchase, side documents), Rule 13e-3 filing and state regulatory filings (if required)

                                   Continue due diligence

Week 7 Finalize due diligence, prepare fairness opinion by financial advisors

Week 8 Final organization for launch of tender offer, Norwood to finalize Schedule 13e-4

                                   Commencement of the tender offer, publish summary advertisement, issue joint press release prior to opening of business, file 10 copies of Schedule 13e-4 with the SEC, commence mailing of Offer to Purchase to shareholders, state filings, Rule 13e-3 filing, file amendment to 13-D or 13-G as appropriate

Launch Date + 15 calendar days     Receive SEC Comments

Launch Date + 20 business days     Close tender offer, Norwood may purchase
                                   shares, issue press release reporting results of tender offer, file final amendment to
                                   Schedule 13e-4 reporting results of tender offer

Following Tender Offer Closing     File Form 4 (within 10 days of tender offer
                                   closing) to report acquisition of Norwood's shares, short-form merger (if minority shareholders own less than 10% of Norwood's shares)

                                   Shareholder meeting; Certificate of Merger filed


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                                                                              22

--------------------------------------------------------------------------------

                                    APPENDIX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                  RECENT STOCK PRICE AND EARNINGS PERFORMANCE



--------------------------------------------------------------------------------

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Daily Stock Price Performance - LTM




                                    [GRAPH]


---------------------
Comparable Composite: Cyrk Inc., Equity Marketing, HA-LO Industries and Swiss Army Brands.

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                                                                              23

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Daily Stock Price Performance Since IPO




                                    [GRAPH]


---------------------
Comparable Composite: Cyrk Inc., Equity Marketing, HA-LO Industries and Swiss Army Brands.

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                                                                              24

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Analysis of Trading Volume - LTM



              PERCENT OF VOLUME WHICH TRADED IN STOCK PRICE RANGE

                                    [CHART]

             PERCENT OF VOLUME WHICH TRADED BELOW STOCK PRICE RANGE

                                    [CHART]




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                                                                              25

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Analysis of Trading Volume Since IPO
(includes volume from IPO in June 1993 and secondary offering in December 1995)


              PERCENT OF VOLUME WHICH TRADED IN STOCK PRICE RANGE

                                    [CHART]

             PERCENT OF VOLUME WHICH TRADED BELOW STOCK PRICE RANGE

                                    [CHART]




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                                                                              26

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Shareholder Ownership Profile



                                                                                      % OF TOTAL               % OF
                                                                  TOTAL SHARES        OUTSTANDING          PUBLIC FLOAT
                                                                  ------------        -----------          ------------
INSTITUTIONAL HOLDINGS(a)

     TCW Group Incorporated                                          475,500              9.38%                11.73%
     Thomson Horstmann & Bryant                                      460,000              9.07%                11.34%
     Neuberger & Berman                                              401,600              7.92%                 9.90%
     T Rowe Price Associates                                         300,000              5.92%                 7.40%
     Hathaway & Associates                                           227,500              4.49%                 5.61%
     Heartland Advisors Inc.                                         200,000              3.94%                 4.93%
     Glickenhaus & Company                                           140,100              2.76%                 3.46%
     Dimensional Fund Advisors                                       131,200              2.59%                 3.24%
     GHS Management Inc.                                             127,500              2.51%                 3.14%
     Putmman Investment Management                                   112,300              2.21%                 2.77%
                                                                  ----------           -------               -------
               TOP TEN INSTITUTIONS                                2,575,700             50.80%                63.52%
               ALL OTHER INSTITUTIONS                                460,162              9.08%                11.35%
                                                                  ----------           -------               -------
     TOTAL INSTITUTIONAL OWNERSHIP(b)                              3,035,862             59.88%                74.87%


INSIDER HOLDINGS(c)

     Frank P. Krasovec                                               652,917             12.88%
     John K. Finnell                                                 193,001              3.81%
     Robert P. Whitesell                                             108,023              2.13%
                                                                  ----------           -------
               MAJOR INSIDER HOLDINGS                                953,941             18.82%
     All Other Insider Holdings                                       61,417              1.21%
                                                                  ----------           -------
               TOTAL INSIDERS                                      1,015,358             20.03%
                                                                  ==========           =======
RETAIL HOLDINGS                                                    1,018,823             20.09%                25.13%
                                                                  ----------           -------               -------
TOTAL PUBLIC FLOAT                                                 4,054,685             79.97%               100.00%
                                                                  ----------           -------               =======
TOTAL SHARES OUTSTANDING(d)                                        5,070,043            100.00%
                                                                  ==========           =======

OPTIONS AND WARRANTS OUTSTANDING(e)                                  353,915
                                                                  ----------
TOTAL SHARES OUTSTANDING INCLUDING OPTIONS AND WARRANTS            5,423,958
                                                                  ==========


--------------------------------------------------
(a)  Source: CDA/Spectrum as of 9/30/97
(b) Includes 13-F institutions, domestic mutual funds, insurance companies, pension funds, and variable annuities as defined by CDA/Spectrum
(c) Source: Proxy dated 12/20/96 and SEC press releases. Includes direct and indirect share ownership and excludes options and warrants
(d)  Source: Form 10-K dated 8/30/97
(e)  Management holds 38% or 134,118 of outstanding options and warrants



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                                                                              27

--------------------------------------------------------------------------------



                               VALUATION ANALYSIS



--------------------------------------------------------------------------------

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Summary of Valuation Methodology

                                   --------------------------------
                                        Preliminary Valuation
                                              Analysis
                                   --------------------------------

--------------------------------   --------------------------------        --------------------------------
       Comparable Public                  Discounted Cash                              Comparable
           Companies                       Flow Analysis                              Acquisitions
--------------------------------   --------------------------------        --------------------------------
o  Analysis of valuations for      o  Present value of projected           o  Analysis of pricing of relevant
   relevant peer groups               unlevered free cash flows               acquisitions

o  Review of historical and        o  Terminal multiples of 6.0x-8.0x      o  Review of historical and
   projected trading multiples        2004 LTM EBITDA                         projected multiples paid

o  Adjustments for non-            o  Discount rates of 11.0%-13.0%
   recurring items

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                                                                              28

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Preliminary Valuation Summary of Norwood

                                    [GRAPH]

IMPLIED                                                                             LTM NOV-97
MULTIPLES:                                                                           RESULTS
----------------                                                                    ---------
1997 Sales               0.75x-1.00x       0.85x-1.10x          WACC 11%-13%         $182.0
1997 EBITDA                6.0-8.0                            EBITDA Multiples         23.2
1997 EBIT                  8.0-12.0                             6.0x to 8.0x           15.6
1998 Net Income           11.0-16.0                                                     9.0



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                                                                              29

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Summary of Comparable Companies

          COMPANY                     MARKET VALUE             MARKET CAP.                           DESCRIPTION
-----------------------------       ----------------         ---------------              -----------------------------------------
Bemrose Corporation                     $289.1                   $333.8                   Bemrose is the largest supplier of
                                                                                          advertising and promotional products in
                                                                                          the UK. Bemrose produces imprinted
                                                                                          products such as calendars, diaries, pens
                                                                                          and etched crystal for corporate and
                                                                                          retail customers. Clients include British
                                                                                          Airways, Microsoft and Visa International.
                                                                                          Bemrose also prints security documents
                                                                                          such as bank checks, government and
                                                                                          university documents.

Cyrk Inc.                               $171.9                   $174.4                   Cyrk designs, develops, manufactures, and
                                                                                          distributes products for promotional
                                                                                          programs and custom-designed sports
                                                                                          apparel and accessories. Promotional
                                                                                          product programs include T-shirts,
                                                                                          pullovers, sports bags, caps and watches.
                                                                                          Cyrk's business is heavily concentrated
                                                                                          with its two largest customers, Pepsi-Cola
                                                                                          and Philip Morris, accounting for 38% and
                                                                                          30% of 1996 net sales, respectively.

Equity Marketing                        $170.4                   $156.9                   Equity Marketing designs, develops,
                                                                                          produces and distributes custom toy, gift
                                                                                          and other products based on characters
                                                                                          from television and movies such as cartoon
                                                                                          figurines, plush toys, action vehicles,
                                                                                          and play sets. Equity Marketing sells its
                                                                                          products domestically and internationally
                                                                                          to fast food restaurant chains, oil
                                                                                          companies, and mass market retailers for
                                                                                          use in promotional campaigns.

HA-LO Industries                        $550.7                   $589.2                   HA-LO Industries markets and distributes
                                                                                          advertising specialty and promotional
                                                                                          products through a network of eleven
                                                                                          showrooms and 2,500 vendors. Products
                                                                                          include jackets, hats, T-shirts,
                                                                                          calendars, pens, coffee mugs and key
                                                                                          chains. HA-LO also conducts telemarketing
                                                                                          services through a network of 1,400
                                                                                          telephone representatives.

Swiss Army Brands                       $ 88.3                   $ 84.6                   Swiss Army Brands is the exclusive U.S.,
                                                                                          Canadian and Caribbean distributor of the
                                                                                          Victorinox Swiss Army Knife, Victorinox
                                                                                          cutlery and Victorinox watches. It also
                                                                                          sells its own line of watches and other
                                                                                          products under its Swiss Army brand. Swiss
                                                                                          Army Brands also imprints its products
                                                                                          with corporate names and logos and sells
                                                                                          its products through distributors to
                                                                                          corporations and other organizations for
                                                                                          promotional purposes.



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                                                                              30

VALUATION ANALYSIS
--------------------------------------------------------------------------------
P/E Multiples for Comparable Companies


Multiple of Market Value of                    Multiple of Market
   Equity to 1998E EPS(a)                 Capitalization to LTM EBITDA
---------------------------               ----------------------------

         [CHART]                                     [CHART]


-----

(a) Calendarized EPS Estimates from First Call; prices as of December 2, 1997.
(b) 1998E EPS Average excludes Norwood. LTM EBITDA Average excludes HA-LO and Norwood.


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                                                                              31

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Summary Financial Information
(Dollars in millions except per share data)


                                                                 FISCAL YEAR ENDED
                                   ---------------------------------------------------------------------------------
                                   AUGUST 28,        SEPTEMBER 3,    SEPTEMBER 2,      AUGUST 31,         AUGUST 30,
                                      1993             1994(a)          1995             1996(b)            1997(c)
                                   ----------        ------------    ------------      ----------         ----------
INCOME STATEMENT

Sales                              $     49.3        $     62.4      $    103.9        $    152.0         $    175.8
  Growth                                 31.9%             26.5%           66.5%             46.3%              15.7%
EBITDA                                    7.2               8.5            14.5              18.7               23.1
EBIT                                      5.3               6.3            10.5              12.0               15.0
Interest Expense, Gross                   2.0               1.0             3.6               3.5                3.0
Net Income(d)                             1.8               3.3             4.0               5.0                7.4
Fully Diluted EPS(d)               $     0.76        $     0.93      $     1.10        $     0.99         $     1.34
  Growth                                230.4%             22.4%           18.3%             (9.7)%             35.3%

CASH FLOW STATEMENT

Cash Flow(e)                              3.5               5.5             7.8              11.2               13.7
Depreciation & Amortization               1.8               2.2             4.0               6.7                8.2
Capital Expenditures                      1.2               1.4             2.1               4.9                4.9

BALANCE SHEET

Total Debt(f)                             8.0              32.2            62.9              47.7               61.4
Net Debt                                  7.8              31.7            60.7              45.8               58.8
Shareholders' Equity                     13.5              16.9            21.0              57.4               51.3

OPERATING MARGINS

EBITDA Margin                            14.5%             13.7%           13.9%             12.3%              13.2%
EBIT Margin                              10.8%             10.2%           10.1%              7.9%               8.5%
Net Margin                                3.6%              5.3%            3.9%              3.3%               4.2%

SUMMARY CREDIT STATISTICS

EBITDA/Interest Expense, Gross            3.6x              8.3x            4.0x              5.4x               7.7x
Total Debt/EBITDA                         1.1x              3.8x            4.3x              2.5x               2.7x
Total Debt/Capitalization                37.1%             65.6%           74.9%             45.4%              54.5%
Net Debt/Capitalization                  36.3%             64.6%           72.4%             43.6%              52.2%


--------------------

(a) Adjusted for extraordinary loss from debt extinguishment of $.58 million, $.34 million net of tax

(b)  Adjusted for restructuring charge of $1.64 million, $.98 million net of tax

(c) Adjusted for extraordinary charge of $1.82 million, $1.08 million net of tax and refinancing charge of $.24 million

(d)  From continuing operations

(e)  Cash flow defined as Net Income + Depreciation & Amortization + Deferred
     Taxes

(f)  Includes capital leases

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Acquisition Pricing Matrix
(Dollars in millions, except per share data)

                                                             TRANSACTION VALUE AS MULTIPLE OF:       OFFER VALUE AS MULTIPLE OF:
                                                             ---------------------------------   ---------------------------------
 OFFER         OFFER      OFFER        NET     TRANSACTION     LTM         LTM         LTM         1998        1999        LTM
 PRICE        PREMIUM     VALUE        DEBT       VALUE       SALES       EBITDA       EBIT         EPS         EPS     BOOK VALUE
--------      --------   --------    --------  -----------   --------    --------    --------    --------    --------   ----------
$  15.00         0.0%    $   78.0    $   55.9    $  133.9        0.74x        5.8x        8.6x       10.8x        8.7x       1.45x
   19.00        26.7%        98.8        55.9       154.7        0.85         6.7         9.9        13.7        11.0        1.84
   20.00        33.3%       104.0        55.9       159.9        0.88         6.9        10.3        14.4        11.6        1.93
   21.00        40.0%       109.2        55.9       165.1        0.91         7.1        10.6        15.1        12.2        2.03
   22.00        46.7%       114.4        55.9       170.3        0.94         7.3        10.9        15.8        12.8        2.13
   23.00        53.3%       119.6        55.9       175.5        0.96         7.6        11.3        16.5        13.4        2.22
   24.00        60.0%       124.8        55.9       180.7        0.99         7.8        11.6        17.3        13.9        2.32
   25.00        66.7%       130.0        55.9       185.9        1.02         8.0        11.9        18.0        14.5        2.42

---------------------------------------------------------------------------------------------------------------------------------
  NORWOOD DATA                                                 $182.0       $23.2       $15.6       $1.39       $1.72       $53.8
=================================================================================================================================

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Overview of Potential Buyers
(Dollars in millions except per share data)

                                        BEMROSE                         HA-LO
                                      CORPORATION      HAGEMEYER      INDUSTRIES          3M          BIC        GILLETTE
                                      -----------      ---------      ----------       ---------    --------     --------
INCOME STATEMENT

Sales                                    $321.7         $5,104.9         $292.9        $14,980.0    $1,091.2     $9,902.9
EBITDA                                     53.1            347.3           26.2          3,501.9       266.6      2,593.6
EBIT                                       41.6            277.4           21.8          2,620.0       180.6      2,186.0
Interest Expense, Gross                     3.4             65.1            0.9             99.0          NA         75.0
Net Income                                 23.5            175.6           12.3          2,140.0       117.4      1,071.6

CASH FLOW STATEMENT

Cash Flow(a)                              $36.5           $245.5          $16.1         $3,021.9      $203.5     $1,479.2
Depreciation & Amortization                11.5             69.9            4.4            881.9        86.1        407.6
Capital Expenditures                        4.3            134.3            4.4          1,108.8       107.2        917.9

BALANCE SHEET

Market Value                             $291.3        $16,594.5         $546.6        $40,177.2    $2,019.8    $52,052.2
Market Capitalization                     336.0         17,659.7          582.3         41,587.2     1,833.4     53,573.1
Cash                                        0.0             42.3            2.3            306.0       309.7        102.8
Short Term Debt                             0.0              2.8            5.3            585.0        48.4         11.3
Long Term Debt                             44.7          1,043.2           32.7          1,131.0         9.4      1,481.9
Minority Interest                           0.0             61.4            0.0              0.0        65.5         36.9
Preferred Equity (Liquidation Value)        0.0              0.0            0.0              0.0         0.0         93.6
Shareholders' Equity                       87.2            744.6           76.4          6,324.0     1,008.7      5,080.7

SUMMARY CREDIT STATISTICS

EBITDA/Interest Expense, Gross             15.5x             5.3x          28.0x            35.4x         NM         34.6x
Total Debt/EBITDA                           0.8x             3.0x           1.5x             0.5x        0.2x         0.6x
Total Debt/Capitalization                  33.9%            58.5%          34.8%            23.0%        5.7%        22.8%
Net Debt/Capitalization                    33.9%            56.1%          32.7%            18.9%         NM         21.2%

-------------------
(a)  Cash flow defined as Net Income + Depreciation & Amortization + Deferred
     Taxes

ANALYSIS OF WEIGHTED AVERAGE COST OF CAPITAL - PROMOTIONAL PRODUCTS COMPANIES
-------------------------------------------------------------------------------

Assumptions
----------------------------------------------------------------------------------------------------------------------
Thirty Year Government Bond (at 12/3/97)              6.01%               Estimated Future Market Return  (b)    13.41%
Historical Spread Between Long Bond & S&P 500(a)      7.40%               Estimated Future Risk Free Rate (c)     6.01%
                                                                                                               -------
                                                                          Estimated Differential                  7.40%
----------------------------------------------------------------------------------------------------------------------

                                  LEVERED          TAX        NET DEBT TO     UNLEVERED       LEVERED       UNLEVERED
COMPARABLE COMPANIES              BETA (d)         RATE        EQUITY (e)      BETA (f)        RETURN         RETURN
----------------------------     ----------     ----------    -----------     ----------     ----------     ----------
Bemrose Corporation                 0.50 *         38.5%           9.2%          0.47 *          9.7%           9.5%
Cyrk Inc.                          (0.04)*         38.5%           0.7%         (0.04)*          5.7%           5.7%
Equity Marketing Inc.               1.78 *         38.5%           0.0%          1.78 *         19.2%          19.2%
HA-LO Industries                    1.27           38.5%           6.5%          1.22           15.4%          15.0%
Norwood Promotional Products        1.11           38.5%          78.0%          0.75           14.2%          11.6%
Swiss Army Brands                   0.60           38.5%           0.9%          0.60           10.5%          10.4%
----------------------------------------------------------------------------------------------------------------------
AVERAGE                             0.99           38.5%          15.9%          0.86           13.4%          12.3%
======================================================================================================================

                                                ----------------------------------------------------------------------
                                                     COST OF EQUITY AT VARIOUS UNLEVERED BETA AND CAPITAL RATES
NET DEBT/EQUITY                                 ----------------------------------------------------------------------
CAPITAL STRUCTURES                                 0.76           0.81           0.86           0.91           0.96
------------------                              ----------    -----------     ----------     ----------     ----------
     10.0%                                         12.0%          12.3%          12.7%          13.1%          13.5%
     20.0%                                         12.3%          12.7%          13.1%          13.5%          14.0%
     30.0%                                         12.6%          13.1%          13.5%          14.0%          14.4%
     40.0%                                         13.0%          13.4%          13.9%          14.4%          14.8%
     50.0%                                         13.3%          13.8%          14.3%          14.8%          15.3%
     60.0%                                         13.7%          14.2%          14.7%          15.2%          15.7%
     70.0%                                         14.0%          14.5%          15.1%          15.6%          16.1%
     80.0%                                         14.4%          14.9%          15.5%          16.0%          16.6%

                                            ----------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COST OF CAPITAL AT VARIOUS UNLEVERED BETA AND CAPITAL RATES
NET DEBT/EQUITY                  EST. COST  ----------------------------------------------------------------------------
CAPITAL STRUCTURES                OF DEBT          0.76           0.81           0.86           0.91           0.96
------------------               ----------     ----------    -----------     ----------     ----------     ----------
     10.0%                             7.00%       11.3%          11.6%          12.0%          12.3%          12.7%
     20.0%                             7.25%       11.0%          11.3%          11.7%          12.0%          12.4%
     30.0%                             7.50%       10.8%          11.1%          11.5%          11.8%          12.1%
     40.0%                             7.75%       10.6%          11.0%          11.3%          11.6%          12.0%
     50.0%                             8.00%       10.5%          10.8%          11.2%          11.5%          11.8%
     60.0%                             8.25%       10.4%          10.8%          11.1%          11.4%          11.7%
     70.0%                             8.50%       10.4%          10.7%          11.0%          11.3%          11.6%
     80.0%                             8.75%       10.4%          10.7%          11.0%          11.3%          11.6%

* Excluded from Average
--------------------------------------------------------------------------------
(a)  Source: Ibbottson & Sinquefeld 1997 Yearbook.
(b) Thirty year government bond yield plus the historical spread between the long bond and the S&P 500.
(c)  Thirty year government bond yield.
(d) Source: Merrill Lynch Beta Book, November 1997 for all except Bemrose which was obtained from Bloomberg.
(e)  Book Value of Net Debt to market Value of Equity.
(f)  Unlevered beta equals (Levered Beta/(1 + ((1 - Tax Rate) * Debt/Equity)).

--------------------------------------------------------------------------------

                           DETAILED FINANCIAL MODELS

--------------------------------------------------------------------------------

CONFIDENTIAL                         BASE CASE
-------------------------------------------------------------------------------
TRANSACTION SUMMARY - NORWOOD PROMOTIONAL PRODUCTS, INC.                 Page 1
[Dollars in Millions]


-------------------------------------------------------------------------------
                           SOURCES AND USES OF FUNDS
-------------------------------------------------------------------------------

Sources of Funds               Amount       Percent      Interest Rate
----------------              --------      --------     -------------
Revolving Credit Facility     $    0.0           0.0%        8.500%
   Undrawn Portion                                           0.500%
 A Term Loan                      25.0          17.2%        8.500%
 B Term Loan                       0.0           0.0%        8.750%
Senior Subordinated Notes        100.0          69.0%        9.875%
PIK Preferred Stock                0.0           0.0%        0.000%
   Warrants                                                  0.000%
Common Equity                     20.0          13.8%


                              --------      --------
Total Sources                 $  145.0         100.0%
                              ========      ========


Uses of Funds                  Amount       Percent
-------------                 --------     --------
Purchase Price per share      $   20.0
Shares Purchased                  4.02
                              --------
Purchase Price                    80.4         55.4%
Refinance Existing Debt           56.4         38.9%
Tender Premium                     0.0          0.0%
Estimated Fees & Expenses          6.1          4.2%
Excess Cash                        2.2          1.5%

                              --------     --------
Total Uses                    $  145.0        100.0%
                              ========     ========



-------------------------------------------------------------------------------
                              SUMMARY INFORMATION
-------------------------------------------------------------------------------

                                                                          Year Ended on or about August 31,
                                                     ------------------------------------------------------------------------------
                                      Pro Forma                                      Projected
                                         LTM         -----------------------------------------------------------------------------
                                      11/30/97         1998         1999          2000          2001          2002          2003
                                      ---------      -------       -------       -------       -------       -------       -------
Sales                                  $  182.0      $ 194.6       $ 209.7       $ 225.9       $ 243.4       $ 262.4       $ 282.8
   Sales Growth                                         10.6%          7.7%          7.7%          7.8%          7.8%          7.8%
EBITDA                                     23.2         26.9          30.6          34.1          38.0          42.3          46.9
Margins
   EBITDA Margin                           12.7%        13.8%         14.6%         15.1%         15.6%         16.1%         16.6%
   Gross Margin                            28.6%        28.3%         28.4%         28.5%         28.5%         28.6%         28.6%
Total Interest Expense                     12.4         12.2          11.7          11.1          10.5          10.3          10.3
PIK Preferred Cash Dividends                0.0          0.0           0.0           0.0           0.0           0.0           0.0
Capital Expenditures                        3.6          4.0           4.0           4.0           4.0           4.0           4.0
Revolving Credit Facility                   0.0          0.0           0.0           0.0           0.0           0.0           0.0
A Term Loan                                25.0         19.7          13.2           4.5           0.0           0.0           0.0
Total Debt                                125.0        119.7         113.2         104.5         100.0         100.0         100.0
PIK Preferred Stock                         0.0          0.0           0.0           0.0           0.0           0.0           0.0
Shareholders' Equity                       (9.7)        (7.2)         (2.3)          5.1          15.4          28.6          45.1
Incremental Debt Capacity (2.0x
  EBITDA/Total Interest, at 9%)                         14.0          39.8          66.8          94.7         120.8         146.3


EBITDA/Total Interest Expense               1.9x         2.2x          2.6x          3.1x          3.6x          4.1x          4.6x
EBITDA/Cash Interest Expense                1.9x         2.3x          2.7x          3.2x          3.7x          4.2x          4.7x
EBITDA-CapEx/Total Interest Expense         1.6x         1.9x          2.3x          2.7x          3.2x          3.7x          4.2x
Total Debt/EBITDA                           5.4x         4.4x          3.7x          3.1x          2.6x          2.4x          2.1x
Total Debt/Total Capitalization           108.5%       106.4%        102.1%         95.3%         86.7%         77.7%         68.9%


-------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------


Purchase Price Per Share      $ 20.0    $  21.0    $  22.0    $  23.0   $  24.0     $  25.0
Total Debt/LTM EBITDA            5.4x       5.5x       5.6x       5.8x      6.0x        6.2x

CONFIDENTIAL                       BASE CASE
-------------------------------------------------------------------------------
PROJECTED INCOME STATEMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.         Page 2
[Dollars in Millions]

                                                                   Year Ended on or about August 31,
                                         ------------------------------------------------------------------------------------------
                                         Pro Forma                                   Projected
                                         ---------   ------------------------------------------------------------------------------
                                            1997      1998      1999     2000     2001     2002     2003     2004    2005     2006
                                         ----------  ------    ------   ------    -----   ------   ------   ------  ------   ------

  Total Sales                              176.0     194.6     209.7    225.9    243.4    262.4    282.8    304.9   328.7    354.5

  COGS                                     125.7     139.5     150.1    161.6    174.0    187.4    201.9    217.5   234.4    252.6
  S,G & A                                   31.4      32.2      33.0     34.1     35.0     36.6     37.9     39.2    40.6     42.1

  EBITDA                                    22.5      26.9      30.6     34.1     38.0     42.3     46.9     52.1    57.6     63.7

  Depreciation                               3.6       4.2       4.3      4.3      4.3      4.3      4.3      4.3     4.3      4.3
  Amortization of Goodwill                   3.9       3.9       3.9      3.9      3.9      3.9      3.9      3.9     3.9      3.9
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  EBIT                                      15.0      18.8      22.4     26.0     29.9     34.2     38.8     44.0    49.5     55.6


  Interest Expense
     Revolving Credit Facility               0.1       0.1       0.1      0.1      0.1      0.1      0.1      0.1     0.1      0.1
     A Term Loan                             2.1       1.9       1.4      0.8      0.2      0.0      0.0      0.0     0.0      0.0
     B Term Loan                             0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
     Senior Subordinated Notes               9.9       9.9       9.9      9.9      9.9      9.9      9.9      9.9     9.9      9.9
     Amortization of Financing Fees          0.3       0.3       0.3      0.3      0.3      0.3      0.3      0.3     0.3      0.3
                                          ------    ------    ------   ------   ------   ------   ------   ------  ------   ------
  Total Interest Expense                    12.4      12.2      11.7     11.1     10.5     10.3     10.3     10.3    10.3     10.3
  Interest Income                            0.1       0.1       0.0      0.0      0.2      0.7      1.5      2.4     3.6      4.9
                                          ------    ------    ------   ------   ------   ------   ------   ------  ------   ------
  Net Interest Income                       12.3      12.1      11.6     11.0     10.3      9.6      8.8      7.9     6.7      5.4

  Other Expenses                             0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------   ------   ------   ------   ------  ------   ------
  Pre-Tax Income                             2.7       6.7      10.8     15.0     19.6     24.7     30.0     36.1    42.7     50.1

  Income Taxes(a)                            2.6       4.2       5.9      7.5      9.4     11.4     13.6     16.0    18.6     21.6

                                          ------    ------    ------   ------   ------   ------   ------   ------  ------   ------
  Net Income                                 0.1       2.5       4.9      7.5     10.2     13.3     16.5     20.1    24.1     28.5

  PIK Preferred Dividends                    0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------   ------   ------   ------   ------  ------   ------
  Net Income Available to Common          $  0.1    $  2.5    $  4.9   $  7.5   $ 10.2   $ 13.3   $ 16.5   $ 20.1  $ 24.1   $ 28.5

Notes:
(a)  Assumes an effective tax rate of 40.0%.

CONFIDENTIAL                       BASE CASE
-------------------------------------------------------------------------------
PROJECTED BALANCE SHEET - NORWOOD PROMOTIONAL PRODUCTS, INC.             Page 3
(Dollars in Millions)


                                                                 Year Ended on or about August 31,
                                        -------------------------------------------------------------------------------------------
                             Pro Forma                                      Projected
                             ---------  -------------------------------------------------------------------------------------------
                             11/30/97     1998      1999       2000       2001      2002       2003      2004      2005      2006
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
Assets
  Cash                       $    2.7   $    1.0  $    1.0   $    1.0   $    7.8  $   21.9   $   38.8  $   59.1  $   83.1  $  111.1
  Other Current Assets(a)        58.8       65.6      70.4       75.6       81.2      87.2       93.7     100.7     108.3     116.5
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total                          61.5       66.6      71.4       76.6       89.0     109.1      132.6     159.9     191.4     227.6

  PP&E                           20.6       20.4      20.2       19.9       19.6      19.4       19.1      18.8      18.6      18.3
  Other Fixed Assets             12.9       12.9      12.9       12.9       12.9      12.9       12.9      12.9      12.9      12.9
  Goodwill & Intangibles         38.6       34.7      30.9       27.0       23.1      19.3       15.4      11.6       7.7       3.9
  Deferred Financing Costs        3.0        2.7       2.4        2.1        1.8       1.5        1.2       0.9       0.6       0.3

                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total Assets               $  136.5   $  137.3  $  137.7   $  138.5   $  146.4  $  162.1   $  181.2  $  204.1  $  231.2  $  263.0
                             ========   ========  ========   ========   ========  ========   ========  ========  ========  ========

Liabilities
  Current Liabilities        $   21.3   $   24.9  $   26.8   $   28.8   $   31.1  $   33.5   $   36.0  $   38.8  $   41.8  $   45.1

  Debt:
  Existing Debt                   0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Revolving Credit Facility       0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  A Term Loan                    25.0       19.7      13.2        4.5        0.0       0.0        0.0       0.0       0.0       0.0
  B Term Loan                     0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Senior Subordinated Notes     100.0      100.0     100.0      100.0      100.0     100.0      100.0     100.0     100.0     100.0
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total Debt                    125.0      119.7     113.2      104.5      100.0     100.0      100.0     100.0     100.0     100.0

  Other Long-Term Liabilities     0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Minority Interests              0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0

  PIK Preferred Stock             0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Shareholders' Equity           (9.7)      (7.2)     (2.3)       5.1       15.4      28.6       45.1      65.2      89.3     117.9

                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total Liabilities &
     Shareholders' Equity    $  136.5   $  137.3  $  137.7   $  138.4   $  146.4  $  162.1   $  181.2  $  204.1  $  231.2  $  263.0
                             ========   ========  ========   ========   ========  ========   ========  ========  ========  ========
                                  0.0       (0.0)     (0.0)      (0.0)      (0.0)      0.0       (0.0)      0.0       0.0      (0.0)

BALANCE SHEET STATISTICS
------------------------------------------------------------------------------------------------------------------------------------
  Days Current Assets           122.0      123.1     122.6      122.1      121.7     121.3      121.0     120.6     120.3     120.0
  Days Current Liabilities       61.8       65.2      65.2       65.2       65.2      65.2       65.2      65.2      65.2      65.2
====================================================================================================================================


-----------------
(a) Other Current Assets includes Inventory, Accounts Receivable and Prepaid Expenses.

CONFIDENTIAL                       BASE CASE
--------------------------------------------------------------------------------
PROJECTED CASH FLOW STATEMENT - NORWOOD PROMOTIONAL PRODUCTS, INC.        Page 4
[Dollars in Millions]

                                                        Year Ended on or about August 31,
                                             ------------------------------------------------------
                                             Pro Forma                    Projected
                                             ---------    -----------------------------------------
                                               1997         1998       1999       2000      2001
                                             ---------    --------   --------   --------   --------
EBITDA                                        $22.5        $26.9      $30.6      $34.1      $38.0

Less:
Capital Expenditures                            4.9          4.0        4.0        4.0        4.0
Net Cash Interest Expense                                   11.8       11.3       10.7       10.0
Cash PIK Preferred Dividends                                 0.0        0.0        0.0        0.0
Other Expenses                                               0.0        0.0        0.0        0.0
Taxes                                                        4.2        5.9        7.5        9.4
                                                          ------     ------     ------     ------
   Total                                                    20.0       21.2       22.2       23.4
Plus:

Working Capital Items:
Incr/(Decr) in Non-Cash Current Assets                       6.8        4.8        5.2        5.6
(Incr)/Decr in Current Liabilities                          (3.6)      (1.9)      (2.1)      (2.2)
                                                          ------     ------     ------     ------
Change in Working Capital                                    3.2        2.9        3.1        3.4

Other:
Incr/(Decr) in Other Long Term Liabilities                   0.0        0.0        0.0        0.0
                                                          ------     ------     ------     ------
Cash Flow Available for Debt Service                         3.7        6.5        8.8       11.3

Incr/(Decr) in Revolving Credit Facility                     0.0        0.0        0.0        0.0
Incr/(Decr) in A Term Loan                                  (5.3)      (6.5)      (8.8)      (4.5)
Incr/(Decr) in B Term Loan                                   0.0        0.0        0.0        0.0
Incr/(Decr) in Senior Subordinated Notes                     0.0        0.0        0.0        0.0
                                                          ------     ------     ------     ------
Net Cash Flow                                               (1.7)       0.0        0.0        6.8


Cash Balance
   Minimum Cash Balance                                      1.0        1.0        1.0        1.0
   Beginning Balance                            2.7          2.7        1.0        1.0        1.0
   Incr/(Decr)                                  0.0         (1.7)       0.0        0.0        6.8
                                              ------       ------     ------     ------     ------
   Ending Balance                               2.7          1.0        1.0        1.0        7.8
   Average Balance                              2.7          1.8        1.0        1.0        4.4
   Interest Income           5.000%             0.1          0.1        0.1        0.1        0.2


                                                       Year Ended on or about August 31,
                                             ----------------------------------------------------
                                                                   Projected
                                             ----------------------------------------------------
                                               2002       2003       2004       2005       2006
                                             --------   --------   --------   --------   --------
EBITA                                          $42.3      $46.9      $52.1      $57.6      $63.7

Less:
Capital Expenditures                             4.0        4.0        4.0        4.0        4.0
Net Cash Interest Expense                        9.3        8.5        7.6        6.4        5.1
Cash PIK Preferred Dividends                     0.0        0.0        0.0        0.0        0.0
Other Expenses                                   0.0        0.0        0.0        0.0        0.0
Taxes                                           11.4       13.6       16.0       18.6       21.6
                                               -----      -----      -----      -----      -----
   Total                                        24.7       26.0       27.5       29.1       30.7
Plus:

Working Capital Items:
Incr/(Decr) in Non-Cash Current Assets           6.0        6.5        7.0        7.6        8.2
(Incr)/Decr in Current Liabilities              (2.4)      (2.6)      (2.8)      (3.0)      (3.3)
                                              ------     ------     ------     ------     ------
Change in Working Capital                        3.6        3.9        4.2        4.6        5.0

Other:
Incr/Decr in Other Long Term Liabilities         0.0        0.0        0.0        0.0        0.0
                                              ------     ------     ------     ------     ------
Cash Flow Available for Debt Services           14.0       17.0       20.3       23.9       28.0

Incr/(Decr) in Revolving Credit Facility         0.0        0.0        0.0        0.0        0.0
Incr/(Decr) in A Term Loan                       0.0        0.0        0.0        0.0        0.0
Incr/(Decr) in B Term Loan                       0.0        0.0        0.0        0.0        0.0
Incr/(Decr) in Senior Subordinated Notes         0.0        0.0        0.0        0.0        0.0
                                              ------     ------     ------     ------     ------
Net Cash Flow                                   14.0       17.0       20.3       23.9       28.0


Cash Balance
   Minimum Cash Balance                          1.0        1.0        1.0        1.0        1.0
   Beginning Balance                             7.8       21.9       38.8       59.1       83.1
   Incr/(Decr)                                  14.0       17.0       20.3       23.9       28.0
                                              ------     ------     ------     ------     ------
   Ending Balance                               21.9       38.8       59.1       83.1      111.1
   Average Balance                              14.8       30.4       49.0       71.1       97.1
   Interest Income           5.000%              0.7        1.5        2.4        3.6        4.9

CONFIDENTIAL                        BASE CASE
--------------------------------------------------------------------------------
BALANCE SHEET ADJUSTMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.            Page 5

[Dollars in Millions]

                               Actual                                  Pro Forma
                               -------     Financing     Accounting    ----------
                               11/30/97   Adjustments   Adjustments     11/30/97
                               --------   -----------   -----------    ----------
Assets
   Cash                        $  0.5       $ 88.6        $(86.5)        $  2.7
   Other Current Assets          58.8                                      58.8
                               ------       ------        ------         ------
   Total                         59.3         88.6         (86.5)          61.5

   PP&E                          20.6                                      20.6
   Other Long-Term Assets        12.9                                      12.9
   Goodwill & Intangibles        38.6                        0.0           38.6
   Deferred Financing Costs       0.0                        3.0            3.0

                               ------       ------        ------         ------
   Total Assets                $131.4       $ 88.6        $(83.5)        $136.5
                               ======       ======        ======         ======

Liabilities
   Current Liabilities         $ 21.3                                    $ 21.5

   Debt:
   Existing Debt                 56.4        (56.4)                         0.0
   Working Capital Revolver       0.0          0.0                          0.0
   A Term Loan                    0.0         25.0                         25.0
   B Term Loan                    0.0          0.0                          0.0
   Senior Subordinated Notes      0.0        100.0                        100.0
                               ------       ------        ------         ------
   Total Debt                    56.4         68.6           0.0          125.0

   Other Long-Term Liabilities    0.0                                       0.0
   Minority Interests             0.0                                       0.0

   PIK Preferred                  0.0          0.0                          0.0
   Shareholders' Equity          53.8         20.0         (83.5)          (9.7)

                               ------       ------        ------         ------
   Total Liabilities &
      Shareholders' Equity     $131.4       $ 88.6        $(83.5)        $136.5
                               ======       ======        ======         ======
                                  0.0          0.0           0.0            0.0

CONFIDENTIAL                       BASE CASE
--------------------------------------------------------------------------------
CAPITALIZATION SCHEDULES -- NORWOOD PROMOTIONAL PRODUCTS, INC.            Page 6
[Dollars in Millions]

                                                                   Year Ended on or about August 31,
                                                  ---------------------------------------------------------------------
                                      PRO FORMA                                 PROJECTED
                                         LTM      ---------------------------------------------------------------------
                             RATES    11/30/97    1998    1999    2000    2001    2002    2003    2004    2005    2006
                            -------   ---------   -----   -----   -----   -----   -----   -----   -----   -----   -----
Revolving Credit Facility    8.500%
  Beginning Balance                       0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Additions/(Payments)                    0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                          0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

  Undrawn Portion            0.500%      25.0      25.0    25.0    25.0    25.0    25.0    25.0    25.0    25.0    25.0
  Interest on Undrawn
    Portion                               0.1       0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1

  Average Balance                         0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Interest Expense                        0.1       0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1

A Term Loan                  8.500%
  Beginning Balance                      25.0      25.0    19.7    13.2     4.5     0.0     0.0     0.0     0.0     0.0
  Additions/(Payments)                    0.0      (5.3)   (6.5)   (8.8)   (4.5)    0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                         25.0      19.7    13.2     4.5     0.0     0.0     0.0     0.0     0.0     0.0

  Average Balance                        25.0      22.3    16.4     8.8     2.2     0.0     0.0     0.0     0.0     0.0
  Interest Expense                        2.1       1.9     1.4     0.8     0.2     0.0     0.0     0.0     0.0     0.0

B Term Loan                  8.750%
  Beginning Balance                       0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Additions/(Payments)                    0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                          0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

  Average Balance                         0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Interest Expense                        0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

Senior Subordinated Notes    9.875%
  Beginning Balance                     100.0     100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
  Additions/(Payments)                    0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                        100.0     100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0

  Average Balance                       100.0     100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
  Interest Expense                        9.9       9.9     9.9     9.9     9.9     9.9     9.9     9.9     9.9     9.9

PIK Preferred                0.000%
  Beginning Balance                       0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Accreted Interest                       0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                          0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

  Average Balance                                                                           0.0     0.0     0.0     0.0
  Interest Expense                        0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

CONFIDENTIAL                        BASE CASE
--------------------------------------------------------------------------------
INTERNAL RATE OF RETURN OF EQUITY - NORWOOD PROMOTIONAL PRODUCTS, INC.    Page 7
[U.S. Dollars in Millions, except per share value]

                                                                         Projected FYE on or about August 31,
                                                       -------------------------------------------------------------------------
                                                         1998         1999         2000         2001         2002         2003
                                                       -------      -------      -------      -------      -------      -------
EBITDA                                                 $  26.9      $  30.6      $  34.1      $  38.0      $  42.3      $  46.9

FIRM VALUE @ EBITDA MULTIPLE OF:
                                     6.00x             $ 161.5      $ 183.4      $ 204.7      $ 228.1      $ 254.1      $ 281.6
                                     7.00x               188.4        213.9        238.8        266.1        296.4        328.6
                                     8.00x               215.3        244.5        272.9        304.2        338.8        375.5

Less: Total Debt                                       $(119.7)     $(113.2)     $(104.5)     $(100.0)     $(100.0)     $(100.0)
Plus: Cash                                                 1.0          1.0          1.0          7.8         21.9         38.8
Less: Other Deductions                                      --           --           --           --           --           --
                                                       -------      -------      -------      -------      -------      -------
  Total Deductions to Equity                           $(118.7)     $(112.2)     $(103.5)     $ (92.2)     $ (78.1)     $( 61.2)

EQUITY VALUE @ EBITDA MULTIPLE OF:
                                     6.00x             $  42.8      $  71.2      $ 101.2      $ 135.9      $ 176.0      $ 220.5
                                     7.00x                69.7        101.7        135.4        174.0        218.3        267.4
                                     8.00x                96.7        132.3        169.5        212.0        260.7        314.3

PRE-TAX IRR SUMMARY ANALYSIS FOR MANAGEMENT'S EQUITY INTEREST
                   Net Equity Holders
        Equity        Ownership %       EBITDA Multiple           1998       1999      2000      2001      2002      2003
        ------     ------------------   ---------------          ------     ------    ------    ------    ------    ------
        $40.8            100.0%              6.00x                 4.8%      32.0%     35.3%     35.1%     33.9%     32.4%
                                             7.00x                70.7%      57.8%     49.1%     43.7%     39.8%     36.8%
                                             8.00x               136.6%      80.0%     60.7%     50.9%     44.9%     40.5%

PRE-TAX VALUE ANALYSIS FOR MANAGEMENT'S EQUITY INTEREST
                    Net Management
                      Ownership %       EBITDA Multiple           1998       1999      2000      2001      2002      2003
                    --------------      ---------------          ------     ------    ------    ------    ------    ------
                         51.0%               6.00x                $21.9      $36.3     $51.7     $69.4     $89.8    $112.5
                                             7.00x                 35.6       51.9      69.1      88.8     111.4     136.5
                                             8.00x                 49.3       67.5      86.5     108.2     133.0     160.4

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS-EBITDA MULTIPLE METHOD                     Page 10

(Dollars in millions)


                                                                 PROJECTED FYE AUGUST 31
                                    --------------------------------------------------------------------------------
                                      1998        1999        2000        2001        2002        2003        2004
                                    -------      -------     -------     -------     -------     -------     -------
Sales                               $ 194.6      $ 209.7     $ 225.9     $ 243.4     $ 262.4     $ 282.8     $ 304.9
EBITDA                                 26.9         30.6        34.1        38.0        42.3        46.9        52.1
Less: Depreciation                     (4.2)        (4.3)       (4.3)       (4.3)       (4.3)       (4.3)       (4.3)
                                    -------      -------     -------     -------     -------     -------     -------
EBITA                                  22.7         26.3        29.9        33.8        38.1        42.7        47.8
Less: Taxes @             40.0%        (9.1)       (10.5)      (11.9)      (13.5)      (15.2)      (17.1)      (19.1)
                                    -------      -------     -------     -------     -------     -------     -------
Tax-effected EBITA                     13.6         15.8        17.9        20.3        22.9        25.6        28.7


Plus: Depreciation                      4.2          4.3         4.3         4.3         4.3         4.3         4.3
Plus: Change in Deferred Taxes          0.0          0.0         0.0         0.0         0.0         0.0         0.0
Less: Capital Expenditures             (4.0)        (4.0)       (4.0)       (4.0)       (4.0)       (4.0)       (4.0)
Less: Changes in Working Capital        0.0          0.0         0.0         0.0         0.0         0.0         0.0
                                    -------      -------     -------     -------     -------     -------     -------
Free Cash Flow                      $  13.8      $  16.0     $  18.2     $  20.5     $  23.1     $  25.9     $  29.0



                                                A           +                  B                  =                  C
                                          --------------           ---------------------------      -----------------------------
                                          DISCOUNTED (a)            PV OF TERMINAL VALUE AS A
                                           CASH FLOWS              MULTIPLE OF 2004 EBITDA (b)               FIRM VALUE
                                                                   ---------------------------      -----------------------------
WEIGHTED AVERAGE COST OF CAPITAL            1998-2004              6.0x        7.0x       8.0x      6.0x         7.0x        8.0x
--------------------------------          --------------           ---------------------------      -----------------------------
                           11.0%             $93.8                 $150.5     $175.6    $200.7      $244.3      $269.4     $294.5
                           11.5%              92.1                  145.8      170.1     194.5       237.9       262.2      286.5
                           12.0%              90.4                  141.3      164.9     188.5       231.8       255.3      278.9
                           12.5%              88.8                  137.0      159.8     182.7       225.8       248.7      271.5
                           13.0%              87.3                  132.8      155.0     177.1       220.1       242.2      264.4



                                     -          D           =                  E
                                          --------------           ---------------------------
                                            NET DEBT                    TOTAL EQUITY VALUE            EQUITY VALUE PER SHARE (c)
                                                                   ---------------------------      -----------------------------
WEIGHTED AVERAGE COST OF CAPITAL              35673                6.0x        7.0x       8.0x      6.0x         7.0x        8.0x
--------------------------------          --------------           ---------------------------      -----------------------------
                           11.0%             $55.9                 $188.4     $213.5    $238.6      $37.22      $42.18     $47.13
                           11.5%              55.9                  182.1      206.4     230.7      $35.97      $40.77     $45.57
                           12.0%              55.9                  175.9      199.5     223.0      $34.75      $39.41     $44.06
                           12.5%              55.9                  170.0      192.8     215.7      $33.58      $38.09     $42.60
                           13.0%              55.9                  164.2      186.4     208.5      $32.44      $36.82     $41.19
                                                                                                    -----------------------------



      PRESENT VALUE OF
  TERMINAL VALUE AS A % OF
        FIRM VALUE
----------------------------
 6.0        7.0         8.0
---------------------------
61.6%       65.2%      68.1%
61.3%       64.9%      67.9%
61.0%       64.6%      67.6%
60.7%       64.3%      67.3%
60.3%       64.0%      67.0%



---------------------------------------
(a) Present values calculated as of August 31, 1997.
(b) Discounted 7 years; based on FYE August 31, 2004 EBITDA of $52.1 million.
(c) Based on 5.1 million shares outstanding.

CONFIDENTIAL                      INITIAL CASE
-------------------------------------------------------------------------------
TRANSACTION SUMMARY - NORWOOD PROMOTIONAL PRODUCTS, INC.                 Page 1
[Dollars in Millions]


-------------------------------------------------------------------------------
                           SOURCES AND USES OF FUNDS
-------------------------------------------------------------------------------

Sources of Funds               Amount       Percent      Interest Rate
----------------              --------      --------     -------------
Revolving Credit Facility     $    2.8           2.0%        8.500%
   Undrawn Portion                                           0.500%
 A Term Loan                      40.0          28.0%        8.500%
 B Term Loan                       0.0           0.0%        8.750%
Senior Subordinated Notes        100.0          70.0%        9.875%
PIK Preferred Stock                0.0           0.0%        0.000%
   Warrants                                                  0.000%
Common Equity                      0.0           0.0%


                              --------      --------
Total Sources                 $  142.8         100.0%
                              ========      ========


Uses of Funds                  Amount       Percent
-------------                 --------     --------
Purchase Price per share      $   20.0
Shares Purchased                  4.02
                              --------
Purchase Price                    80.4         56.3%
Refinancing Existing Debt         56.4         39.4%
Tender Premium                     0.0          0.0%
Estimated Fees & Expenses          6.1          4.3%
Excess Cash                        0.0          0.0%

                              --------     --------
Total Uses                    $  142.8        100.0%
                              ========     ========



-------------------------------------------------------------------------------
                              SUMMARY INFORMATION
-------------------------------------------------------------------------------

                                                                          Year Ended on or about August 31,
                                                     ------------------------------------------------------------------------------
                                      Pro Forma                                      Projected
                                         LTM         -----------------------------------------------------------------------------
                                      11/30/97         1998         1999          2000          2001          2002          2003
                                      ---------      -------       -------       -------       -------       -------       -------
Sales                                  $  182.0      $ 194.6       $ 209.7       $ 225.9       $ 243.4       $ 262.4       $ 282.8
   Sales Growth                                         10.6%          7.7%          7.7%          7.8%          7.8%          7.8%
EBITDA                                     23.2         26.9          30.6          34.1          38.0          42.3          46.9
Margins
   EBITDA Margin                           12.7%        13.8%         14.6%         15.1%         15.6%         16.1%         16.6%
   Gross Margin                            28.6%        28.3%         28.4%         28.5%         28.5%         28.6%         28.6%
Total Interest Expense                     13.9         13.8          13.5          13.0          12.2          11.2          10.5
PIK Preferred Cash Dividends                0.0          0.0           0.0           0.0           0.0           0.0           0.0
Capital Expenditures                        3.6          4.0           4.0           4.0           4.0           4.0           4.0
Revolving Credit Facility                   2.8          0.7           0.0           0.0           0.0           0.0           0.0
 A Term Loan                               40.0         40.0          35.3          27.7          17.6           4.5           0.0
Total Debt                                142.8        140.7         135.3         127.7         117.6         104.5         100.0
PIK Preferred Stock                         0.0          0.0           0.0           0.0           0.0           0.0           0.0
Shareholders' Equity                      (29.7)       (28.3)        (24.4)        (18.1)         (9.0)          3.2          18.9
Incremental Debt Capacity (2.0x
  EBITDA/Total Interest, at 9%)                         (4.3)         19.4          45.3          75.4         110.4         144.2


EBITDA/Total Interest Expense               1.7x         1.9x          2.3x          2.6x          3.1x          3.8x          4.5x
EBITDA/Cash Interest Expense                1.7x         2.0x          2.3x          2.7x          3.2x          3.9x          4.6x
EBITDA-CapEx/Total Interest Expense         1.4x         1.7x          2.0x          2.3x          2.8x          3.4x          4.1x
Total Debt/EBITDA                           6.2x         5.2x          4.4x          3.7x          3.1x          2.5x          2.1x
Total Debt/Total Capitalization           126.3%       125.1%        122.0%        116.5%        108.3%         97.0%         84.1%


-------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------


Purchase Price Per Share      $ 20.0    $  21.0    $  22.0    $  23.0   $  24.0     $  25.0
Total Debt/LTM EBITDA            6.2x       6.3x       6.5x       6.7x      6.9x        7.0x

CONFIDENTIAL                      INITIAL CASE
-------------------------------------------------------------------------------
PROJECTED INCOME STATEMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.         Page 2
[Dollars in Millions]


                                                                        Year Ended on or about August 31,
                                            ----------------------------------------------------------------------------------------
                                Pro Forma                                           Projected
                                ---------   ----------------------------------------------------------------------------------------
                                   1997       1998      1999      2000      2001      2002      2003      2004      2005      2006
                                ---------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Sales                         176.0      194.6     209.7     225.9     243.4     262.4     282.8     304.9     328.7     354.5

COGS                                125.7      139.5     150.1     161.6     174.0     187.4     201.9     217.5     234.4     252.6
S,G & A                              31.4       32.2      33.0      34.1      35.3      36.6      37.9      39.2      40.6      42.1

EBITDA                               22.5       26.9      30.6      34.1      38.0      42.3      46.9      52.1      57.6      63.7

Depreciation                          3.6        4.2       4.3       4.3       4.3       4.3       4.3       4.3       4.3       4.3
Amortization of Goodwill              3.9        3.9       3.9       3.9       3.9       3.9       3.9       3.9       3.9       3.9
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
EBIT                                 15.0       18.8      22.4      26.0      29.9      34.2      38.8      44.0      49.5      55.6

Interest Expense
  Revolving Credit Facility           0.4        0.3       0.2       0.1       0.1       0.1       0.1       0.1       0.1       0.1
  A Term Loan                         3.4        3.4       3.2       2.7       1.9       0.9       0.2       0.0       0.0       0.0
  B Term Loan                         0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
  Senior Subordinated Notes           9.9        9.9       9.9       9.9       9.9       9.9       9.9       9.9       9.9       9.9
  Amortization of Financing Fees      0.3        0.3       0.3       0.3       0.3       0.3       0.3       0.3       0.3       0.3
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Interest Expense               13.9       13.8      13.5      13.0      12.2      11.2      10.5      10.3      10.3      10.3
Interest Income                       0.0        0.0       0.0       0.0       0.0       0.0       0.3       1.1       2.2       3.4
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Interest Expense                 13.9       13.8      13.5      12.9      12.2      11.2      10.2       9.2       8.1       6.9

Other Expenses                        0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Pre-Tax Income                        1.1        5.0       9.0      13.1      17.7      23.0      28.7      34.8      41.3      48.7

Income Taxes(a)                       2.0        3.6       5.1       6.8       8.6      10.8      13.0      15.5      18.1      21.0

                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Income                           (0.9)       1.5       3.8       6.3       9.1      12.3      15.7      19.3      23.3      27.7

PIK Preferred Dividends               0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------

Net Income Available to Common   $   (0.9)  $    1.5  $    3.8  $    6.3  $    9.1  $   12.3  $   15.7  $   19.3  $   23.3  $   27.7


Notes:

(a)  Assumes an effective tax rate of 40.0%.

CONFIDENTIAL                      INITIAL CASE
-------------------------------------------------------------------------------
PROJECTED BALANCE SHEET - NORWOOD PROMOTIONAL PRODUCTS, INC.             Page 3
[Dollars in Millions]


                                                                 Year Ended on or about August 31,
                                        -------------------------------------------------------------------------------------------
                             Pro Forma                                      Projected
                             ---------  -------------------------------------------------------------------------------------------
                             11/30/97     1998      1999       2000       2001      2002       2003      2004      2005      2006
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
Assets
  Cash                       $    0.5   $    1.0  $    1.0   $    1.0   $    1.0  $    1.0   $   12.6  $   32.1  $   55.2  $   82.4
  Other Current Assets(a)        58.8       65.6      70.4       75.6       81.2      87.2       93.7     100.7     108.3     116.5
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total                          59.3       66.6      71.4       76.6       82.2      88.2      106.3     132.9     163.6     198.9

  PP&E                           20.6       20.4      20.2       19.9       19.6      19.4       19.1      18.8      18.6      18.3
  Other Fixed Assets             12.9       12.9      12.9       12.9       12.9      12.9       12.9      12.9      12.9      12.9
  Goodwill & Intangibles         38.6       34.7      30.9       27.0       23.1      19.3       15.4      11.6       7.7       3.9
  Deferred Financing Costs        3.0        2.7       2.4        2.1        1.8       1.5        1.2       0.9       0.6       0.3
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total Assets               $  134.4   $  137.3  $  137.7   $  138.5   $  139.6  $  141.2   $  154.9  $  177.0  $  203.3  $  234.3
                             ========   ========  ========   ========   ========  ========   ========  ========  ========  ========

Liabilities
  Current Liabilities        $   21.3   $   24.9  $   26.8   $   28.8   $   31.1  $   33.5   $   36.0  $   38.8  $   41.8  $   45.1

  Debt:
  Existing Debt                   0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Revolving Credit Facility       2.8        0.7       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  A Term Loan                    40.0       40.0      35.3       27.7       17.6       4.5        0.0       0.0       0.0       0.0
  B Term Loan                     0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Senior Subordinated Notes     100.0      100.0     100.0      100.0      100.0     100.0      100.0     100.0     100.0     100.0
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total Debt                    142.8      140.7     135.3      127.7      117.6     104.5      100.0     100.0     100.0     100.0

  Other Long-Term Liabilities     0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Minority Interests              0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0

  PIK Preferred Stock             0.0        0.0       0.0        0.0        0.0       0.0        0.0       0.0       0.0       0.0
  Shareholders' Equity          (29.7)     (28.3)    (24.4)     (18.1)      (9.0)      3.2       18.9      38.2      61.5      89.2
                             --------   --------  --------   --------   --------  --------   --------  --------  --------  --------
  Total Liabilities &
     Shareholders' Equity    $  134.4   $  137.3  $  137.7   $  138.4   $  139.6  $  141.2   $  154.9  $  177.0  $  203.3  $  234.3
                             ========   ========  ========   ========   ========  ========   ========  ========  ========  ========
                                  0.0        0.0      (0.0)      (0.0)      (0.0)     (0.0)      (0.0)     (0.0)      0.0      (0.0)

BALANCE SHEET STATISTICS
------------------------------------------------------------------------------------------------------------------------------------
 Days Current Assets            122.0      123.1      122.6      122.1      121.7     121.3      121.0    120.6     120.3      120.0
 Days Current Liabilities        61.8       65.2       65.2       65.2       65.2      65.2       65.2     65.2      65.2       65.2
====================================================================================================================================


-----------------
(a) Other Current Assets includes Inventory, Accounts Receivable and Prepaid Expenses.

CONFIDENTIAL                        INITIAL CASE
--------------------------------------------------------------------------------
PROJECTED CASH FLOW STATEMENT - NORWOOD PROMOTIONAL PRODUCTS, INC.        Page 4
[Dollars in Millions]






                                                                            Year Ended on or About August 31,
                                               ---------   ---------------------------------------------------------------------
                                               Pro Forma                                Projected
                                               ---------   ---------------------------------------------------------------------
                                                 1997      1998    1999    2000    2001    2002    2003    2004    2005    2006
                                               ---------   -----   -----   -----   -----   -----   -----   -----   -----   -----
EBITDA                                           $22.5     $26.9   $30.6   $34.1   $38.0   $42.3   $46.9   $52.1   $57.6   $63.7

Less:
Capital Expenditures                               4.9       4.0     4.0     4.0     4.0     4.0     4.0     4.0     4.0     4.0
Net Cash Interest Expense                                   13.5    13.2    12.6    11.9    10.9     9.9     8.9     7.8     6.6
Cash PIK Preferred Dividends                                 0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
Other Expenses                                               0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
Taxes                                                        3.6     5.1     6.8     8.6    10.8    13.0    15.5    18.1    21.0
                                                           -----   -----   -----   -----   -----   -----   -----   -----   -----
  Total                                                     21.1    22.3    23.4    24.5    25.6    26.9    28.3    29.9    31.6
Plus:


Working Capital Items:
Incr/(Decr) in Non-Cash Current Assets                       6.8     4.8     5.2     5.6     6.0     6.5     7.0     7.6     8.2
(Incr)/Decr in Current Liabilities                          (3.6)   (1.9)   (2.1)   (2.2)   (2.4)   (2.6)   (2.8)   (3.0)   (3.3)
                                                           -----   -----   -----   -----   -----   -----   -----   -----   -----
Change in Working Capital                                    3.2     2.9     3.1     3.4     3.6     3.9     4.2     4.6     5.0
Other:
Incr/(Decr) in Other Long Term Liabilities                   0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                                           -----   -----   -----   -----   -----   -----   -----   -----   -----
Cash Flow Available for Debt Service                         2.6     5.4     7.6    10.1    13.1    16.1    19.5    23.1    27.2

Incr/(Decr) in Revolving Credit Facility                    (2.1)   (0.7)    0.0     0.0     0.0     0.0     0.0     0.0     0.0
Incr/(Decr) in A Term Loan                                   0.0    (4.7)   (7.6)  (10.1)  (13.1)   (4.5)    0.0     0.0     0.0
Incr/(Decr) in B Term Loan                                   0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
Incr/(Decr) in Senior Subordinated Notes                     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                                           -----   -----   -----   -----   -----   -----   -----   -----   -----
Net Cash Flow                                                0.5     0.0     0.0     0.0     0.0    11.6    19.5    23.1    27.2


Cash Balance
  Minimum Cash Balance                                       1.0     1.0     1.0     1.0     1.0     1.0     1.0     1.0     1.0
  Beginning Balance                                0.5       0.5     1.0     1.0     1.0     1.0     1.0    12.6    32.1    55.2
  Incr/(Decr)                                      0.0       0.5     0.0     0.0     0.0     0.0    11.6    19.5    23.1    27.2
                                                 -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                                   0.5       1.0     1.0     1.0     1.0     1.0    12.6    32.1    55.2    82.4
  Average Balance                                  0.5       0.8     1.0     1.0     1.0     1.0     6.8    22.4    43.7    68.8
  Interest Income                      5.000%      0.0       0.0     0.1     0.1     0.1     0.1     0.3     1.1     2.2     3.4

CONFIDENTIAL                      INITIAL CASE
--------------------------------------------------------------------------------
BALANCE SHEET ADJUSTMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.           Page 5

[Dollars in Millions]

                                                       Actual                                                Pro Forma
                                                      ---------          Financing        Accounting        -----------
                                                      11/30/97          Adjustments       Adjustments        11/30/97
                                                      ---------         -----------       -----------       -----------
Assets
  Cash                                                 $   0.5           $   86.5          $  (86.5)          $   0.5
  Other Current Assets                                    58.8                                                   58.8
                                                       -------           --------         ---------           -------
  Total                                                   59.3               86.5             (86.5)             59.3

  PP&E                                                    20.6                                                   20.6
  Other Long-Term Assets                                  12.9                                                   12.9
  Goodwill & Intangibles                                  38.6                                  0.0              38.6
  Deferred Financing Costs                                 0.0                                  3.0               3.0
                                                       -------           --------         ---------           -------
  Total Assets                                         $ 131.4           $   86.5         $   (83.5)          $ 134.4
                                                       =======           ========         =========           =======

Liabilities
  Current Liabilities                                  $  21.3                                                $  21.3

  Debt:
  Existing Debt                                           56.4              (56.4)                                0.0
  Working Capital Revolver                                 0.0                2.8                                 2.8
  A Term Loan                                              0.0               40.0                                40.0
  B Term Loan                                              0.0                0.0                                 0.0
  Senior Subordinated Notes                                0.0              100.0                               100.0
                                                       -------           --------         ---------           -------
  Total Debt                                              56.4               86.5               0.0             142.8

  Other Long-Term Liabilities                              0.0                                                    0.0
  Minority Interests                                       0.0                                                    0.0

  PIK Preferred                                            0.0                0.0                                 0.0
  Shareholders' Equity                                    53.8                0.0             (83.5)            (29.7)
                                                       -------           --------         ---------           -------
  Total Liabilities & Shareholders' Equity             $ 131.4           $   86.5         $   (83.5)          $ 134.4
                                                       =======           ========         =========           =======
                                                           0.0                0.0               0.0               0.0

CONFIDENTIAL                       INITIAL CASE
-------------------------------------------------------------------------------
CAPITALIZATION SCHEDULES - NORWOOD PROMOTIONAL PRODUCTS, INC.            Page 6
[Dollars in Millions]

                                                                   Year Ended on or about August 31,
                                                     ------------------------------------------------------------------------------
                                          Pro Forma                                   Projected
                                            LTM      ------------------------------------------------------------------------------
                                 Rates    11/30/97    1998      1999     2000     2001     2002     2003     2004    2005     2006
                                -------  ----------  ------    ------   ------    -----   ------   ------   ------  ------   ------
Revolving Credit Facility        8.500%
  Beginning Balance                          2.8       2.8       0.7      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Additions/(Payments)                       0.0      (2.1)     (0.7)     0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                             2.8       0.7       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0

  Undrawn Portion                0.500%     22.2      24.3      25.0     25.0     25.0     25.0     25.0     25.0    25.0     25.0
  Interest on Undrawn Portion                0.1       0.1       0.1      0.1      0.1      0.1      0.1      0.1     0.1      0.1

  Average Balance                            2.8       1.8       0.4      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Interest Expense                           0.4       0.3       0.2      0.1      0.1      0.1      0.1      0.1     0.1      0.1

A Term Loan                      8.500%
  Beginning Balance                         40.0      40.0      40.0     35.3     27.7     17.6      4.5      0.0     0.0      0.0
  Additions/(Payments)                       0.0       0.0      (4.7)    (7.6)   (10.1)   (13.1)    (4.5)     0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                            40.0      40.0      35.3     27.7     17.6      4.5      0.0      0.0     0.0      0.0

  Average Balance                           40.0      40.0      37.7     31.5     22.7     11.1      2.3      0.0     0.0      0.0
  Interest Expense                           3.4       3.4       3.2      2.7      1.9      0.9      0.2      0.0     0.0      0.0

B Term Loan                      8.750%
  Beginning Balance                          0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Additions/(Payments)                       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                             0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0

  Average Balance                            0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Interest Expense                           0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0

Senior Subordinated Notes        9.875%
  Beginning Balance                        100.0     100.0     100.0    100.0    100.0    100.0    100.0    100.0   100.0    100.0
  Additions/(Payments)                       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                           100.0     100.0     100.0    100.0    100.0    100.0    100.0    100.0   100.0    100.0

  Average Balance                          100.0     100.0     100.0    100.0    100.0    100.0    100.0    100.0   100.0    100.0
  Interest Expense                           9.9       9.9       9.9      9.9      9.9      9.9      9.9      9.9     9.9      9.9

PIK Preferred                    0.000%
  Beginning Balance                          0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Accreted Interest                          0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                             0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0

  Average Balance                                                                                    0.0      0.0     0.0      0.0
  Interest Expense                           0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0

CONFIDENTIAL                      INITIAL CASE
--------------------------------------------------------------------------------
INTERNAL RATE OF RETURN OF EQUITY - NORWOOD PROMOTIONAL PRODUCTS, INC.    Page 7
[U.S. Dollars in Millions, except per share value]

                                                                         Projected FYE on or about August 31,
                                                       -------------------------------------------------------------------------
                                                         1998         1999         2000         2001         2002         2003
                                                       --------     --------     --------     --------     --------     --------
EBITDA                                                 $  26.9     $   30.6     $   34.1     $   38.0     $   42.3     $   46.9

FIRM VALUE @ EBITDA MULTIPLE OF:
                                     6.00x             $ 161.5     $  183.4     $  204.7     $  228.1     $  254.1     $  281.6
                                     7.00x               188.4        213.9        238.8        266.1        296.4        328.6
                                     8.00x               215.3        244.5        272.9        304.2        338.8        375.5

Less: Total Debt                                       $(140.7)    $ (135.3)    $ (127.7)    $ (117.6)    $ (104.5)    $ (100.0)
Plus: Cash                                                 1.0          1.0          1.0          1.0          1.0         12.6
Less: Other Deductions                                      --           --           --           --           --           --
                                                       -------     --------     --------     --------     --------     --------
  Total Deductions to Equity                           $(139.7)    $ (134.3)    $ (126.7)    $ (116.6)    $ (103.5)    $  (87.4)

EQUITY VALUE @ EBITDA MULTIPLE OF:
                                     6.00x             $  21.8     $   49.0     $   78.0     $  111.5     $  150.6     $  194.2
                                     7.00x                48.7         79.6        112.1        149.5        192.9        241.2
                                     8.00x                75.6        110.2        146.2        187.6        235.3        288.1

Pre-tax IRR Summary Analysis for Management's Equity Interest
--------------------------------------------------------------------------------------------------------------------------
                   Net Equity Holders
        Equity        Ownership %       EBITDA Multiple           1998       1999      2000      2001      2002      2003
        ------     ------------------   ---------------          ------     ------    ------    ------    ------    ------
        $20.8            100.0%              6.00x                 4.6%      53.4%     55.2%     52.1%     48.5%     45.1%
                                             7.00x               133.7%      95.4%     75.2%     63.7%     56.0%     50.4%
                                             8.00x               262.8%     129.9%     91.4%     73.2%     62.4%     54.9%

Pre-tax Value Analysis for Management's Equity Interest
--------------------------------------------------------------------------------------------------------------------------
                     Net Management
                      Ownership %       EBITDA Multiple           1998       1999      2000      2001      2002      2003
                   ------------------   ---------------          ------     ------    ------    ------    ------    ------
                         100.0%              6.00x                $21.8      $49.0     $78.0    $111.5    $150.6    $194.2
                                             7.00x                 48.7       79.6     112.1     149.5     192.9     241.2
                                             8.00x                 75.6      110.2     146.2     187.6     235.3     288.1

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS-EBITDA MULTIPLE METHOD                     Page 10

(Dollars in millions)


                                                                 PROJECTED FYE AUGUST 31
                                    --------------------------------------------------------------------------------
                                      1998        1999        2000        2001        2002        2003        2004
                                    -------      -------     -------     -------     -------     -------     -------
Sales                               $ 194.6      $ 209.7     $ 225.9     $ 243.4     $ 262.4     $ 282.8     $ 304.9
EBITDA                                 26.9         30.6        34.1        38.0        42.3        46.9        52.1
Less: Depreciation                     (4.2)        (4.3)       (4.3)       (4.3)       (4.3)       (4.3)       (4.3)
                                    -------      -------     -------     -------     -------     -------     -------
EBITA                                  22.7         26.3        29.9        33.8        38.1        42.7        47.8
Less: Taxes @             40.0%        (9.1)       (10.5)      (11.9)      (13.5)      (15.2)      (17.1)      (19.1)
                                    -------      -------     -------     -------     -------     -------     -------
Tax-effected EBITA                     13.6         15.8        17.9        20.3        22.9        25.6        28.7


Plus: Depreciation                      4.2          4.3         4.3         4.3         4.3         4.3         4.3
Plus: Change in Deferred Taxes          0.0          0.0         0.0         0.0         0.0         0.0         0.0
Less: Capital Expenditures             (4.0)        (4.0)       (4.0)       (4.0)       (4.0)       (4.0)       (4.0)
Less: Changes in Working Capital        0.0          0.0         0.0         0.0         0.0         0.0         0.0
                                    -------      -------     -------     -------     -------     -------     -------
Free Cash Flow                      $  13.8      $  16.0     $  18.2     $  20.5     $  23.1     $  25.9     $  29.0



                                                A           +                  B                  =                  C
                                          --------------           ---------------------------      -----------------------------
                                          DISCOUNTED (a)           PV OF TERMINAL VALUE AS A
                                           CASH FLOWS              MULTIPLE OF 2004 EBITDA (b)               FIRM VALUE
                                                                   ---------------------------      -----------------------------
WEIGHTED AVERAGE COST OF CAPITAL            1998-2004              6.0x        7.0x       8.0x      6.0x         7.0x        8.0x
--------------------------------          --------------           ---------------------------      -----------------------------
                           11.0%             $93.8                 $150.5     $175.6    $200.7      $244.3      $269.4     $294.5
                           11.5%              92.1                  145.8      170.1     194.5       237.9       262.2      286.5
                           12.0%              90.4                  141.3      164.9     188.5       231.8       255.3      278.9
                           12.5%              88.8                  137.0      159.8     182.7       225.8       248.7      271.5
                           13.0%              87.3                  132.8      155.0     177.1       220.1       242.2      264.4



                                     -          D           =                  E
                                          --------------           ---------------------------
                                            NET DEBT                    TOTAL EQUITY VALUE            EQUITY VALUE PER SHARE (c)
                                                                   ---------------------------      -----------------------------
WEIGHTED AVERAGE COST OF CAPITAL             35673                 6.0x        7.0x       8.0x      6.0x         7.0x        8.0x
--------------------------------          --------------           ---------------------------      -----------------------------
                           11.0%             $55.9                 $188.4     $213.5    $238.6      $37.22      $42.18     $47.13
                           11.5%              55.9                  182.1      206.4     230.7      $35.97      $40.77     $45.57
                           12.0%              55.9                  175.9      199.5     223.0      $34.75      $39.41     $44.06
                           12.5%              55.9                  170.0      192.8     215.7      $33.58      $38.09     $42.60
                           13.0%              55.9                  164.2      186.4     208.5      $32.44      $36.82     $41.19
                                                                                                    -----------------------------



      PRESENT VALUE OF
  TERMINAL VALUE AS A % OF
        FIRM VALUE
----------------------------
 6.0         7.0        8.0
----------------------------
61.6%       65.2%      68.1%
61.3%       64.9%      67.9%
61.0%       64.6%      67.6%
60.7%       64.3%      67.3%
60.3%       64.0%      67.0%



----------------------------------
(a) Present values calculated as of August 31, 1997.
(b) Discounted 7 years; based on FYE August 31, 2004 EBITDA of $52.1 million.
(c) Based on 5.1 million shares outstanding.

-------------------------------------------------------------------------------


                  COMPARABLE COMPANY PUBLIC MULTIPLES ANALYSIS


-------------------------------------------------------------------------------

ANALYSIS OF VALUATION MULTIPLES OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
--------------------------------------------------------------------------------
Public Market Multiples

                                                               MARKET VALUE OF EQUITY AS A MULTIPLE OF:
                                                             --------------------------------------------
                                                              LTM                          LTM
                                PRICE     MARKET   MARKET    NET TO    1997E    1998E     CASH      LFQ
           COMPANY             DEC-2-97   VALUE    CAP.(a)   COMMON   EPS.(b)   EPS(b)   FLOW(c)   EQUITY
           -------             --------   ------   -------   ------   -------   ------   -------   ------
U.S. COMPANIES
Cyrk Inc.(d)                   $ 11.63    $159.1   $160.2     48.2        NA       NA      14.4     1.00
Equity Marketing Inc.(d)         29.00     173.2    160.5     20.6      18.6     15.3      17.7     5.36
HA-LO Industries                 26.44     546.6    582.3     42.4      35.3     26.2      32.7     7.15
Swiss Army Brands                10.25      84.1     84.9       NM        NM     22.8        NM     1.09

EUROPEAN COMPANIES
Bemrose Corporation             $ 6.87    $291.3   $336.0     11.6x     10.5x     9.3x      7.7x    3.34x
                                          ---------------------------------------------------------------
                                                Minimum(e)    11.6x     10.5x     9.3x      7.7x    1.00x
                                                Mean(e)       30.7      21.4     18.4      18.1     3.59x
                                                Median(e)     31.5      18.6     19.1      16.0     3.34x
                                                Maximum(e)    48.2      35.3     26.2      32.7     7.15x
                                          ---------------------------------------------------------------
NORWOOD PROMOTIONAL PRODUCTS    $14.88    $75.4    $134.2     10.5x     12.9x    10.9x      5.6x    1.47x

                               MARKET CAPITALIZATION AS
                                    A MULTIPLE OF:
                               -------------------------

                                LTM       LTM      LTM
           COMPANY             SALES    EBITDA     EBIT
           -------             ------   -------   ------
U.S. COMPANIES
Cyrk Inc.(d)                    0.35       8.4     11.5
Equity Marketing Inc.(d)        1.23      11.1     12.2
HA-LO Industries                1.99*     22.2*    26.7*
Swiss Army Brands               0.70        NM*      NM

EUROPEAN COMPANIES
Bemrose Corporation             1.04x      6.3x     8.1x
                               -------------------------
                  Minimum(e)    0.35x      6.3x     8.1x
                  Mean(e)       0.83x      8.6     10.6
                  Median(e)     0.87x      8.4     11.5
                  Maximum(e)    1.23x     11.1     12.2
                               -------------------------
NORWOOD PROMOTIONAL PRODUCTS    0.76x      5.8x     9.0x

---------------

Dollar amounts in U.S. millions except per share data and if otherwise stated.
(a) Market Capitalization = Market Value of Equity + Preferred Equity + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable Securities.
(b) Earnings Estimates were obtained from First Call as of Dec-2-97 and calendarized when necessary.
(c) Cash Flow = Income Available to Common + DD&A + Deferred Taxes + Earnings of Unconsolidated Subsidiaries.
(d) Insufficient detail available to adjust financials for recent acquisitions.
(e) Summary Multiples exclude numbers that are Negative, Not Available, Not Meaningful or (*) items.

ANALYSIS OF VALUATION MULTIPLES OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
--------------------------------------------------------------------------------
Summary Credit Statistics



                               CREDIT RATINGS
                                SENIOR DEBT           LTM           LTM       (EBITDA-        TOTAL       NEW DEBT/    TOTAL
                               --------------       EBITDA/       EBITDA/      CAPEX)/        DEBT/         NET        DEBT/
COMPANY                        MOODY'S    S&P      GROSS INT.     NET INT.    GROSS INT.    TOTAL CAP     BOOK CAP     EBITDA
-----------------------------  -------    ---      ----------     --------    ----------    ---------     ---------    ------
Bemrose Corporation               -        -            15.5x        15.5x         14.3x        33.9%         33.9%      0.8x
Cyrk Inc.                         -        -             4.8          4.9           3.6x        19.3%          0.7%      0.5
Equity Marketing Inc.             -        -              NM           NM            NM          0.0%           NM       0.0
HA-LO Industries                  -        -            28.0           NM          23.4x        33.2%         31.8%      1.3
NORWOOD PROMOTIONAL PRODUCTS      -        -             7.7          7.7           6.1x        54.5%         53.4%      2.6
Swiss Army Brands                 -        -              NM         18.2            NM          2.1%          1.0%      0.0




------------------------------------------
Definitions:
Gross Interest = Gross Interest incurred before subtracting (i) capitalized interest, (ii) interest income.
FFO = Funds From Operations = Net income from continuing operations plus depreciation, amortization, deferred income taxes, and other noncash items.

ANALYSIS OF VALUATION MULTIPLES OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
-------------------------------------------------------------------------------
Summary Data for Selected Industry Comparables


                                        LTM                                                     LTM       LFQ
                                       NET TO    1997E     1998E     LTM      LTM      LTM      CASH     COMMON              LTM
COMPANY                       SHARES   COMMON    EPS(a)    EPS(a)   SALES    EBITDA    EBIT    FLOW(b)   EQUITY     FYE     ENDED
----------------------------  ------   ------    ------    ------   ------   ------    -----   -------   ------    ------   ------
Bemrose Corporation            42.4     $25.1    $0.66     $0.74    $321.7    $53.1    $41.6    $38.1     $87.2    Dec-96   Jun-97
Cyrk Inc.                      13.7       3.3       NA        NA     460.7     19.1     14.0     11.1     159.8    Dec-96   Sep-97
Equity Marketing Inc.           6.0       8.4     1.56      1.89     130.9     14.5     13.1      9.8      32.3    Dec-96   Sep-97
HA-LO Industries               20.7      12.9     0.75      1.01     292.9     26.2     21.8     16.7      76.4    Dec-96   Sep-97
NORWOOD PROMOTIONAL PRODUCTS    5.1       7.1     1.15      1.37     175.8     23.1     15.0     13.5      51.3    AUG-97   AUG-97
Swiss Army Brands               8.2      (2.9)    0.00      0.45     121.6     (1.9)    (4.0)    (2.5)     77.0    Dec-96   Sep-97

---------------
Dollar amounts in U.S. millions except per share data and if otherwise stated.
(a) Earnings Estimates were obtained from First Call as of Dec-2-97 and calendarized when necessary.
(b) Cash Flow = Income Available to Common + DD&A + Deferred Taxes + Earnings of Unconsolidated Subsidiaries.

ANALYSIS OF CAPITAL STRUCTURE OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
--------------------------------------------------------------------------------
Summary Data for Selected Industry Comparables



                                      MARKET     CASH &                              PREFERRED    MINORITY       MARKET
COMPANY                               VALUE    EQUIVALENTS   ST DEBT     LT DEBT      EQUITY      INTEREST      CAP.(a)
-----------------------------         ------   -----------   -------     --------    ---------    ---------     --------
Bemrose Corporation                   $291.3      $ 0.0       $ 0.0       $44.7        $0.0          $0.0        $336.0
Cyrk Inc.                              159.1       36.9        28.4         9.7         0.0           0.0         160.2
Equity Marketing Inc.                  173.2       12.7         0.0         0.0         0.0           0.0         160.5
HA-LO Industries                       546.6        2.3         5.3        32.7         0.0           0.0         582.3
NORWOOD PROMOTIONAL PRODUCTS            75.4        2.6         2.4        59.1         0.0           0.0         134.2
Swiss Army Brands                       84.1        0.9         1.6         0.0         0.0           0.0          84.9




------------------------------------------
Dollar amounts in U.S. millions except per share data and if otherwise stated.
(a) Market Capitalization = Market Value of Equity + Preferred Equity + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable Securities.

--------------------------------------------------------------------------------

               COMPARABLE COMPANY ACQUISITION MULTIPLES ANALYSIS

--------------------------------------------------------------------------------

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Acquisition Multiples for Comparable Manufacturing Companies

(Dollars in millions)





ANNOUNC.                                                                           OFFER
 DATE     ACQUIROR                       TARGET/DESCRIPTION                        VALUE
--------  --------                       ------------------                        -----
 1/29/97  Norwood Promotional Products   Wesburn Golf                              $ 7.0
                                         Manufactures logo imprinted golf balls
  4/4/96  Norwood Promotional Products   Alpha Products                              6.7
                                         Manufactures plastic drinking cups
 1/23/96  Norwood Promotional Products   Tee-Off Enterprises                         7.5
                                         Manufactures custom-imprinted golf balls
 7/31/95  Norwood Promotional Products   BTS Group                                   9.8
                                         Manufactures signs and advertising
                                         products
  4/1/95  Norwood Promotional Products   Air-Tex                                    15.8
                                         Manufactures promotional products
 2/22/95  Norwood Promotional Products   Designer Plastics                           3.9
                                         Manufactures plastic promotional bags
12/14/94  Norwood Promotional Products   Bob Allen Companies                        16.8
                                         Manufactures luggage
 8/10/94  Norwood Promotional Products   Ocean Specialty Manufacturing               3.5
 3/29/94  Norwood Promotional Products   ArtMold Products                           13.1
                                         Manufactures promotional products
                                         including keychains, golf tees, hats and
                                         pens
 2/22/94  Norwood Promotional Products   Key Industries Inc.                         9.5
                                         Manufactures promotional and advertising
                                         products






                       OFFER VALUE          TRANSACTION VALUE
                     AS A MULTIPLE OF:      AS A MULTIPLE OF:
                    --------------------   -------------------
ANNOUNC.   TRANS.    NET    CASH    BOOK
 DATE      VALUE(a) INCOME  FLOW(b) VALUE  EBITDA  EBIT  SALES
--------   -------- ------  ------- -----  ------  ----  -----
 1/29/97   $ 7.0       -      -       -      -       -    0.44

  4/4/96     9.9       -     5.4      -      -       -    0.61

 1/23/96     9.2      6.3    6.3      -      -      8.2   1.01

 7/31/95    11.2       -      -       -      -     39.6   1.52


  4/1/95    18.2       -      -       -      -       -     -

 2/22/95     4.9       -      -       -      -     57.6* 0.91

12/14/94    19.2    316.0*    -       -      -    103.5* 2.41*

 8/10/94     4.9       -      -       -      -       -   0.67
 3/29/94    14.2       -      -       -      -       -   1.10



 2/22/94    11.9     10.6   10.6      -      -       -   0.99



         -----------------------------------------------------
         MAXIMUM     10.6x  10.6x     -      -     39.6x 1.52x
            MEAN      8.4    7.4      -      -     23.9  0.91x
          MEDIAN      8.4    6.3      -      -     23.9  0.95x
         MINIMUM      6.3    5.4      -      -      8.2  0.44x
         -----------------------------------------------------


---------------
(a) Transaction Value = Offer Value + Preferred Equity at Liquidation Value + Long Term Debt + Short Term Debt + Minority Interest - Cash & Marketable Securities - Exercisable Options Proceeds.
(b) Cash Flow = Net Income + Depreciation & Amortization + Deferred Taxes.

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Acquisition Multiples for Comparable Distributors
(Dollars in millions)





ANNOUNC.                                                                                                OFFER
 DATE        ACQUIROR                                   TARGET/DESCRIPTION                              VALUE
--------    ---------------------------------------     ----------------------------------------        -----
  6/4/97    HA-LO Industries                            Lees/Keystone Inc.                              $ 4.0
            Distributor of specialty and premium        Distributor of promotional products
            promotional products

  5/8/97    Cyrk, Inc.                                  Simon Marketing                                  58.0
            Manufacturer of custom-imprinted            Global promotion agency and provider of
            promotional products and sports apparel     custom promotional products

  4/8/97    Cyrk, Inc.                                  Tonkin Inc.                                      22.0
            Manufacturer of custom-imprinted            Promotional products and catalog company
            promotional products and sports apparel

10/29/96    HA-LO Industries                            Creative Concepts in Advertising                 75.9
            Distributor of specialty and premium        Distributor of promotional products
            promotional products

12/22/95    HA-LO Industries                            Fletcher-Barnhardt & White                       10.2
            Distributor of specialty and premium        Distributor of specialty advertising
            promotional products                        products




                                OFFER VALUE                TRANSACTION VALUE
                             AS A MULTIPLE OF:             AS A MULTIPLE OF:
                          -------------------------     -----------------------
ANNOUNC.        TRANS.      NET      CASH       BOOK
 DATE          VALUE (a)   INCOME   FLOW (b)    VALUE    EBITDA    EBIT    SALES
--------       ---------   ------   --------    -----    ------    ----    -----
  6/4/97        $  4.0        --         --       --        --      --     0.40



  5/8/97          39.2     380.9  *    52.6      7.0      10.1    13.4     0.10



  4/8/97          22.0        --         --       --        --      --     0.55



10/29/96          98.8        --         --       --     169.5  *   --     1.46



12/22/95          13.0      46.8       30.0      8.2      26.6    35.5     0.31

              -------------------------------------------------------------------
              Maximum       46.8x      52.6x     8.2x     26.6x   35.5x    1.46x
                 Mean       46.8       41.3      7.6      18.4    24.4     0.56x
               Median       46.8       41.3      7.6      18.4    24.4     0.40x
              Minimum       46.8       30.0      7.0      10.1    13.4     0.10x
              -------------------------------------------------------------------


---------------------
(a) Transaction Value = Offer Value + Preferred Equity at Liquidation Value + Long Term Debt + Short Term Debt + Minority Interest - Cash & Marketable Securities - Exercisable Options Proceeds.
(b) Cash Flow = Net Income + Depreciation & Amortization